STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011

ABERDEEN FUNDS

Aberdeen Equity Long-Short Fund

Class A — MLSAX  • Class C — MLSCX • Class R — GLSRX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen Global Natural Resources Fund  (formerly known as Aberdeen Natural Resources Fund)

Class A — GGNAX  • Class C — GGNCX • Class R — GGNRX • Institutional Class — GGNIX • Institutional Service Class — GGNSX

Aberdeen Small Cap Fund

Class A — GSXAX  • Class C —GSXCX • Class R — GNSRX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen U.S. Equity Fund

Class A — GXXAX  • Class C — GXXCX • Class R — GGLRX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen China Opportunities Fund

Class A — GOPAX  • Class C — GOPCX • Class R — GOPRX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen Emerging Markets Fund

Class A — GEGAX  • Class C — GEGCX • Class R — GEMRX

Aberdeen Global Financial Services Fund

Class A — GLFAX  • Class C — GLFCX • Class R — GLFRX • Institutional Class — GLFIX • Institutional Service Class — GFISX

Aberdeen International Equity Fund

Class A — GIGAX  • Class C — GIGCX • Class R — GIRRX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Optimal Allocations Fund: Defensive

Class A — GODAX  • Class C — GODCX • Class R — GODRX • Institutional Class — GODIX • Institutional Service Class — GODSX

Aberdeen Optimal Allocations Fund: Moderate

Class A — GMAAX  • Class C — GMACX • Class R — GMRRX • Institutional Class — GMAIX • Institutional Service Class — GAMSX

Aberdeen Optimal Allocations Fund: Moderate Growth

Class A — GMMAX  • Class C — GMMCX • Class R — GAGRX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Optimal Allocations Fund: Growth

Class A — GVAAX  • Class C — GAACX• Class R — GAARX • Institutional Class — GAAIX • Institutional Service Class — GVISX

Aberdeen Optimal Allocations Fund: Specialty

Class A — GASAX  • Class C — GAMCX • Class R — GASRX • Institutional Class — GASIX • Institutional Service Class — GAISX

Aberdeen Asia Bond Institutional Fund

Institutional Class — CSABX • Institutional Service Class — ABISX

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Institutional Fund

Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen International Equity Institutional Fund

Institutional Class — WPIEX • Institutional Service Class — AIESX

Aberdeen Core Fixed Income Fund (formerly Aberdeen Core Income Fund)

Class A — PCDFX • Class C — PCDCX • Class R — ACBHX • Institutional Class — PDIVX • Institutional Service

Class — ACBKX

Aberdeen Global Fixed Income Fund  Class A — CUGAX • Class C — CGBCX • Class R — AGCRX • Institutional Service Class — CGFIX • Institutional Class — AGCIX

Aberdeen Global Small Cap Fund  Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Institutional Service Class — AGISX • Institutional Class — ABNIX

Aberdeen Tax Free Income Fund  Class A — NTFAX• Class C — GTICX • Class D — NATFX

Aberdeen Ultra-Short Duration Bond Fund

Class A — AUDAX • Class C — AUSCX • Class R — AUSRX • Institutional Class — AUDIX • Institutional Service Class — AUSIX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  The Trust has three additional series, the Core Plus Income Fund, the Emerging Markets Debt Local Currency Fund, and the Global High Yield Bond Fund, which are contained in two separate SAIs.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2011.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to Citi Fund Services Ohio, Inc. (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

The Funds’ audited financial statements for the fiscal year ended October 31, 2010, and the related report of KPMG LLP, independent registered public accounting firm for the Funds, which are contained in the Funds’ 2010 Annual Report, are incorporated herein by reference in the section “Financial Statements.” The Ultra-Short Duration Bond Fund does not have audited financial statements for the fiscal year ended October 31, 2010, as it commenced operations on November 30, 2010. No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to or by calling 866-667-9231.

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GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 26 separate series, each with its own investment objective.

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of Nationwide Mutual Funds (each, a “Nationwide Predecessor Fund,” collectively, the “Nationwide Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) (formerly Aberdeen Select Growth Fund)	Nationwide Growth Leaders Fund

Aberdeen Global Equity Fund (“Global Equity Fund”) (formerly Aberdeen Select Worldwide Fund)	Nationwide Worldwide Leaders Fund

Aberdeen China Opportunities Fund (“China Opportunities Fund”)	Nationwide China Opportunities Fund

Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) (formerly Aberdeen Developing Markets Fund)	Nationwide Emerging Markets Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)	Nationwide Global Financial Services Fund

Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”) (formerly Aberdeen Natural Resources Fund)	Nationwide Natural Resources Fund

Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Fund: Growth”)	Nationwide Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Fund: Moderate Growth”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Fund: Moderate”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Fund: Defensive”)	Nationwide Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Fund: Specialty”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen Small Cap Fund (“Small Cap Fund”)	Nationwide Small Cap Fund

Fund	Corresponding Predecessor Fund
Aberdeen Tax-Free Income Fund (“Tax-Free Fund”)	Nationwide Tax-Free Income Fund

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Fund (each a “Credit Suisse Predecessor Fund,” collectively, the “Credit Suisse Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)	Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc.

Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)	Credit Suisse Global Fixed Income Fund

Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)	Credit Suisse Global Small Cap Fund

Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)	International Focus Portfolio, a series of Credit Suisse Institutional Fund, Inc.

The Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund”) was created to acquire the assets and liabilities of the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).

Certain Funds in this SAI acquired the assets and liabilities of the corresponding Fund, of the Pacific Capital Funds (each a “Pacific Capital Predecessor Fund,” collectively, the “Pacific Capital Predecessor Funds”), as shown in the chart below.

Surviving Fund	Acquired Fund
Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”) (formerly Core Income Fund)	Pacific Capital High Grade Core Fixed Income Fund
Class A Shares	Class A and B Shares
Class C Shares	Class C Shares
Institutional Class Shares	Class Y Shares

Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)	Pacific Capital International Stock Fund
Institutional Service Class Shares	Class A, B and C Shares
Institutional Class Shares	Class Y Shares
Aberdeen Asia-Pacific (ex-Japan) Equity	Pacific Capital New Asia Growth Fund

Surviving Fund	Acquired Fund
Institutional Fund (“Asia-Pacific Equity Institutional Fund”)*
Institutional Service Class Shares	Class A, B and C Shares
Institutional Class Shares	Class Y Shares
Aberdeen Small Cap Fund	Pacific Capital Small Cap Fund
Class A Shares	Class A and B Shares
Class C Shares	Class C Shares
Institutional Class Shares	Class Y Shares

*The Aberdeen Asia-Pacific Equity Institutional Fund commenced operations on November 2, 2009.

The Aberdeen Ultra-Short Duration Bond Fund commenced operations on November 30, 2010.

The Nationwide Predecessor Funds, the Credit Suisse Predecessor Funds, the Emerging Markets Predecessor Fund and the Pacific Capital Predecessor Fund to each of the Core Fixed Income Fund and the International Equity Institutional Fund (collectively, the “Predecessor Funds”), for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this SAI.

Each of the Funds, except the Global Equity Fund, the Global Financial Services Fund, the Global Natural Resources Fund, the Asia Bond Institutional Fund and each of the Optimal Allocations Funds, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Global Equity Fund, the Global Financial Services Fund, the Global Natural Resources Fund, the Aberdeen Asia Bond Institutional Fund and each of the Optimal Allocations Funds is a non-diversified open-end management investment company as defined in the 1940 Act.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques for each of the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the Optimal Allocations Funds (the “Funds of Funds”), this SAI, like the Prospectuses, uses the term “Fund” to include the mutual funds in which each of the Funds of Funds will invest (the “Underlying Funds”).

Please review the discussions in the Prospectuses for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” below also includes the subadviser(s), as applicable.

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Asset-backed securities								Y
Borrowing	Y	Y	Y	Y	Y	Y	Y	Y
Brady Bonds		Y	Y	Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations
Common stock	Y	Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y
Credit Default Swaps								Y
Custodial Receipts
Deferred payments securities				Y	Y		Y
Depository Receipts	Y	Y	Y	Y	Y	Y	Y	Y
Equity Linked Notes			Y
Exchange-Traded Funds	Y	Y			Y	Y	Y
Extendable Commercial Notes								Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y	Y
Foreign commercial paper		Y		Y	Y			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Foreign Sovereign Debt		Y	Y	Y	Y			Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y
Indexed securities	Y		Y			Y		Y
Initial Public Offerings	Y		Y			Y		Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y		Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls
Mortgage-backed and mortgage pass-through securities				Y	Y
Municipal Securities
Non-investment grade debt (High Yield/High Risk Bonds)				Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Pay-in-kind bonds				Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y
Put Bonds
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales		Y	Y	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Strip Bonds
Stripped mortgage securities
Stripped zero coupon securities				Y	Y		Y
Swap, Caps, Floors and Collars								Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Adjustable Rate Securities								Y
Advance Refunded Bonds							Y	Y
Asset-backed securities	Y	Y	Y	Y	Y		Y	Y
Borrowing	Y	Y	Y	Y	Y	Y	Y	Y
Brady Bonds	Y	Y	Y	Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y	Y			Y
Common stock	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Corporate Obligations								Y
Credit Default Swaps	Y	Y	Y	Y	Y
Custodial Receipts	Y	Y	Y	Y	Y
Debt Obligations								Y
Deferred payments securities	Y	Y	Y	Y
Depository Receipts	Y	Y	Y	Y	Y	Y
Dollar roll transactions								Y
Equity Linked Notes	Y	Y	Y	Y	Y
Eurobond Obligations								Y

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Eurodollar Instruments								Y
Exchange-Traded Funds	Y	Y	Y	Y	Y	Y
Extendable Commercial Notes	Y	Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y	Y
Foreign and Emerging Markets Investment Risk	Y	Y	Y	Y	Y	Y		Y
Foreign commercial paper	Y	Y	Y	Y	Y			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y		Y
Illiquid and Restricted securities (including Rule 144A Securities)	Y	Y	Y	Y	Y	Y	Y	Y (Rule 144A Securities only)
Indexed securities	Y	Y	Y	Y	Y	Y
Initial Public Offerings	Y	Y	Y	Y	Y	Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y	Y	Y		Y	Y
Municipal Securities	Y	Y	Y	Y			Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y
Pay-in-kind bonds	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Put Bonds	Y	Y	Y	Y				Y
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y		Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Securities Backed by Guarantees								Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y
Strip Bonds	Y	Y	Y	Y
Stripped mortgage securities	Y	Y	Y	Y	Y
Stripped zero coupon securities	Y	Y	Y	Y	Y		Y	Y
Structured Securities								Y
Supranational Entities								Y
Swap, Caps, Floors and Collars	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Adjustable Rate Securities	Y	Y	Y	Y			Y
Advance Refunded Bonds	Y	Y	Y
Asset-backed securities	Y	Y	Y	Y			Y
Borrowing	Y	Y	Y	Y	Y	Y	Y
Brady Bonds	Y		Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y			Y
Common Stock		Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y
Corporate Obligations	Y	Y	Y	Y			Y
Credit Default Swaps	Y	Y	Y	Y			Y
Credit Linked Notes	Y
Currency Transactions	Y	Y	Y	Y			Y
Debt Obligations	Y	Y	Y	Y			Y
Depositary Receipts	Y		Y	Y	Y	Y	Y
Direct Debt Instruments	Y	Y	Y
Dollar roll transactions	Y	Y	Y	Y			Y
Equity Linked Notes	Y		Y	Y			Y
Eurobond Obligations	Y	Y	Y	Y			Y
Eurodollar Instruments	Y	Y	Y	Y			Y
Exchange-Traded Funds	Y		Y	Y	Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y
Foreign Commercial Paper	Y	Y	Y		Y	Y
Foreign Currencies	Y		Y	Y	Y	Y	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y	Y	Y	Y			Y

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Foreign Securities (including Developing Countries)	Y		Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y	Y			Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y
Indexed Securities	Y	Y	Y	Y			Y
Initial Public Offerings					Y	Y
Interests in Publicly Traded Limited Partnerships					Y	Y
Inverse Floating Rate Instruments	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y
Loans	Y	Y	Y
Medium Company, Small Company and Emerging Growth Stocks	Y		Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y	Y			Y
Municipal Securities		Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y	Y			Y
Options	Y	Y	Y	Y	Y	Y	Y
Participation Interests	Y	Y	Y	Y			Y
Pay in Kind Bonds and Deferred Payment Securities	Y	Y	Y		Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Preferred stocks	Y	Y	Y	Y	Y	Y	Y
Private Fund Investments	Y			Y
Private Placement Commercial Paper	Y	Y	Y
Put Bonds	Y	Y	Y
Real estate investment trust (REITs)		Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Securities Backed by Guarantees	Y	Y	Y	Y			Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y
Short Sales			Y	Y			Y
Special Situation Companies	Y		Y	Y	Y	Y	Y
Standby Commitment Agreements	Y	Y	Y				Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage securities	Y	Y	Y
Stripped zero coupon securities/Custodial Receipts	Y	Y	Y	Y			Y
Structured Securities	Y	Y	Y	Y			Y
Supranational Entities	Y	Y	Y	Y			Y
Swaps, Caps, Floors and Collars	Y	Y	Y	Y			Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y
Trust Preferred securities	Y	Y	Y	Y			Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y
Warrants		Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y

Recent Market Events

Recent events have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  These events and possible continuing market turbulence may have an adverse effect on the Funds.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

The Funds of Funds

Each of the Optimal Allocations Funds is a “fund of funds,” which means that each such Fund invests primarily in other mutual funds.  The Prospectus discusses the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the “Underlying Funds”) in which each Fund of Funds may invest.  Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward.  Each Fund of Funds allocates its assets among different Underlying Funds.  Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”) or subadviser(s) will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt Securities Generally.  The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”).  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser or subadviser(s) to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s prospectus provides otherwise, the Adviser or subadviser(s) will treat the security as being rated in the highest rating category received from an NRSRO.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser(s) will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Securities.  Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “Non-investment grade debt (High Yield/High Risk Bonds)” below.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.  However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Eurodollar Instruments.  A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

Eurobond Obligations.  A Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that a Fund will purchase may include bonds issued and denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Private Placement Commercial Paper.  Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors.  Rule 506 of Regulation D under the Securities Act lists investment companies as an accredited investor.  Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or a subadviser(s) believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  Certain Funds may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest.  These variable rates of interest reset periodically to align themselves with market rates.  A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC are stockholder-owned companies chartered by Congress.  FNMA and FHLMC guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.  If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Securities issued by certain private organizations may not be readily marketable.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  Certain Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Stripped Mortgage Securities.  Certain Funds may invest in stripped mortgage securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Funds” in this SAI.

The Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Certain Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  Certain Funds may invest in common stock.  A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Interests In Publicly Traded Limited Partnerships.  Those Funds that invest in common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Medium Company, Small Company and Emerging Growth Stocks.  Investing in securities of  medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies.  “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.  The Adviser or subadviser(s) of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.  There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Convertible Securities.  Certain Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.

Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Foreign Securities.  Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.

The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Investment in Companies in Developing Countries.  Investments may be made from time to time in companies in developing countries as well as in developed countries.  Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.  Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam, are either comparatively underdeveloped or are in the process of becoming developed.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for International Equity Institutional Fund) of its total net assets in illiquid securities.  Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners.  Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk.  Since each of the Asia Bond Institutional Fund, the Asia-Pacific (ex-Japan) Equity Institutional Fund and the China Fund invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia.  The Funds may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor in these Funds should consider include the following:

Political, Social and Economic Factors.  The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.  In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.  There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.  To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to a Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to a Fund than to local market participants.  Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on Asian economies.  In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption.  However, there is no guarantee that this favorable trend will continue.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

Avian Flu Virus.  The possibility of an influenza pandemic is a major uncertainty facing Asia.  Since early 2004, the H5N1 influenza virus, commonly known as “avian flu,” has been spreading in poultry populations throughout Asia.  It has curtailed the export of poultry products from a number of countries.  Since backyard farming is a source of income for many rural households in the region, avian flu has contributed to an already high level of rural poverty.

Public health experts fear that the H5N1 virus could mutate and become a human influenza.  If it did, human costs would be substantial, and it would have important economic ramifications.  Developing and emerging countries in Asia may face immense challenges in coping with the stresses that would be placed on their health and social infrastructure and on public services.  The outbreak of a global pandemic flu may adversely impact the Asian economy, which may also have a negative impact on a Fund and its share price.

Investing in China.  In addition to the risks listed above under “Foreign Securities” and “Investment in Companies in Developing Countries,” investing in China presents additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.  China has committed by treaty to preserve Hong Kong to China.  However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Asia-Pacific (ex-Japan) Region.  The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan.

Depositary Receipts.  Certain Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar,

there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt Risk. Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (the “IMF”), and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Equity-Linked Notes.  Certain Funds may invest in equity-linked notes.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of a Fund’s investment objective and strategies.

The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, a Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser or subadvisers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, a Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, a Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

Foreign Currencies.  Certain Funds may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Currency Transactions.  A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Brady Bonds.  Certain Funds may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the IMF.  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Foreign Commercial Paper.  Certain Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Initial Public Offerings (IPOs).  Certain Funds may invest in IPOs.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  As a result, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   Certain Funds may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the

Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities.  Each Fund (except International Equity Institutional Fund) may not invest more than 15% of its net assets in illiquid securities.  International Equity Institutional Fund may not invest more than 10% of its net assets in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A under the Securities Act, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Actwhen selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

Borrowing.  A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the applicable Fund’s Adviser or subadviser(s) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser or subadviser(s) from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Indexed Securities.  Certain Funds may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Securities Backed by Guarantees.  A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Lending of Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.  A Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Strategic Transactions, Derivatives and Synthetic Investments.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Over-the-counter options (“OTC options”) entered into by a Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-

settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Futures.  Certain Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the CEA.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described above under “Use of Segregated and Other Special Accounts”.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% (10% for International Equity Institutional Fund) of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Swaps (“Swaptions”).  Certain Funds may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  A Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the “CFTC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which certain Funds may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  Certain Funds may enter into credit default swap contracts.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Stripped Zero Coupon Securities/Custodial Receipts.   Certain Funds may invest in stripped zero coupon securities or custodial receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on

Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government

Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  Certain Funds may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements.  Certain Funds may invest in standby commitment agreements.  These agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  The Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Temporary Investments.  Generally each Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly;

(6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser or subadviser(s);

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  However, as described above, the Optimal Allocations Funds may invest up to 100% of their assets in other investment companies in reliance on the 1940 Act and/or exemptive relief granted by the SEC.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund (except the Optimal Allocations Funds) may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments.  A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Put Bonds.  Certain Funds may invest in “put” bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, the Optimal Allocations Fund: Defensive will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Loans.  Certain Funds may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  The Funds may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Inverse Floating Rate Instruments.  Certain Funds may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Municipal Securities.  Certain Funds may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Tax-Free Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Strip Bonds.  Certain Funds may invest in strip bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Short Sales.  Certain Funds may engage in short sales.  In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Credit Linked Notes.  A Fund may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Private Fund Investments.  Certain Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”) that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts.  The Global Small Cap Fund may invest up to 10% of its net assets in Private Funds. In selecting Private Funds for investment, the portfolio management team attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment’s future cash inflows (dividend income and capital gains) are equal to the cost of the investment).  The Adviser believes that the Fund’s investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors.  Private Fund investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund’s other holdings and of more mature companies generally.

Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund’s ability to invest in them will be limited.  In addition, Fund shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds.  The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks.  The Fund values its investment in a Private Fund at the amount invested in the Private Fund, unless and until the Adviser determines that such value does not represent fair value.  The Adviser reviews the fair valued securities daily.  Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody’s or D by S&P.  Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Fund’s portfolio invested in these investments.  Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage.  Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years.  Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment.  Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee.  Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies.  The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate.  Inaccurate valuations of a Private Fund’s portfolio holdings may affect the Fund’s net asset value calculations.  Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies.  The portion of the Fund’s assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors.  The Fund’s illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of a Fund’s (10% of the International Equity Institutional Fund’s) net assets.

Other Strategies.  Certain Funds may invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan’s over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange’s Alternative Investment Market (AIM).  A Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in “special situations,” such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.  For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund’s investments may be made temporarily in the U.S.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s (10% of the International Equity Institutional Fund’s) net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

The Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

Advance Refunded Bonds.  Certain Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.

Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (ETFs)that are regulated as registered investment companies under the 1940 Act.  ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Floating and Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  The Adviser or subadviser(s) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage Dollar Rolls.  Certain Funds may invest in mortgage dollar rolls.  Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date.  While a Fund would forgo principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.  Mortgage dollar roll transactions may be considered a borrowing by a Fund.  (See “Borrowing”)

Mortgage dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Extendable Commercial Note. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g. one month) but which may be extended by the issuer for a maximum maturity of thirteen months.  The issuer retains the option to call the note any time during the extension period.

Investing in the Financial Services Industry.  Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial services companies.

The financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in the availability of corporate credit and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. As conditions have slowly improved throughout 2009 and into 2010, the credit markets have also improved. However, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and, therefore, the Fund. As the U.S. economy emerges from a recession, any setback could result in further stress in the industry. The decline in asset values may persist in the near term and could adversely affect the financial condition and results of operations of the Fund, which would impact the ability of the Adviser to achieve the Fund’s investment objective. The prospects of many financial services companies are questionable and continue to evolve as financial services companies are consolidated or restructured, and continue to revise their outlooks and write down assets that they hold.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the Fund invests. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted. The valuation of financial services companies has been and may continue to be subject to unprecedented volatility. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect.

Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business. In addition, insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Investing in Natural Resources Industries.  The Global Natural Resources Fund concentrates its investments in the natural resources industry and the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.  The Global Natural Resources Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel, agriculture or other natural resource related sectors than a more broadly diversified fund.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.  The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors.  As a result, companies in the natural resource sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.  Because the Global Natural Resources Fund invests primarily in companies with natural resource assets, there is the risk that the Global Natural Resources Fund will perform poorly during a downturn in natural resource prices.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Predecessor Funds have historically had a high portfolio turnover rate.  It is anticipated that due to the change in investment adviser that resulted from the reorganization of each Predecessor Fund and which led to Aberdeen and, as applicable, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited, providing portfolio management to the Funds, the portfolio turnover rate for the Funds will be below historical levels, although such a decrease cannot be guaranteed.

The table below shows the Funds’ portfolio turnover rate for the years ended October 31, 2010 and 2009.

Fund	2010	2009
China Opportunities Fund	27.91%	103.66%
Emerging Markets Fund	15.30%	92.99%
Equity Long-Short Fund	152.09%	359.27%
Global Equity Fund	23.44%	155.38%
Global Financial Services Fund	55.27%	55.49%
Global Natural Resources Fund	105.24%	90.12%
Global Small Cap Fund	36.05%	184.14%
International Equity Fund	22.61%	135.26%
Small Cap Fund	24.37%	146.24%
U.S. Equity Fund	29.02%	173.05%
Global Fixed Income Fund	256.30%	186.07%
Tax-Free Income Fund	15.29%	39.66%

Fund	2010	2009
Optimal Allocations Fund: Defensive	36.34%	61.98%
Optimal Allocations Fund: Moderate	41.21%	32.11%
Optimal Allocations Fund: Moderate Growth	56.29%	27.48%
Optimal Allocations Fund: Growth	54.10%	25.59%
Optimal Allocations Fund: Specialty	60.00%	7.39%
Asia Bond Institutional Fund	42.77%	83.54%
Asia-Pacific Equity Institutional Fund*	1.15%	N/A
Emerging Markets Institutional Fund	1.03%	9.00%

*  The portfolio turnover is for the period November 2, 2009 (commencement of operations) — October 31, 2010.

The table below shows the Funds’ portfolio turnover rate for the period ended October 31, 2010, and the years ended July 31, 2010 and 2009.

	August 1, 2010 – October 31, 2010	Year Ended July 31,
Fund	2010	2010	2009
International Equity Institutional Fund	2.10%	128.99%	50.99%
Core Fixed Income Fund	166.80%	84.40%	46.98%

The Ultra-Short Duration Bond Fund commenced operations on November 30, 2010.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•                  May not (except the Global Equity Fund, Global Financial Services Fund, Global Natural Resources Fund, Asia Bond Institutional Fund and Optimal Allocation Funds) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not (except the Global Financial Services Fund and Global Natural Resources Fund) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.  For the Tax-Free Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

Concentration Policies.  Each of the Following Funds Has a Policy Regarding Concentrating its Investments in the Securities of Companies in the Same or Related Industries as Described Below:

The Global Financial Services Fund:*

•                  Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Global Natural Resources Fund:

•                  Will invest more than 25% of its total assets in securities of issuers in natural resources industries.  These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For each Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each Fund (except the Optimal Allocations Funds) will not:

•                  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, each of the Asia Bond Institutional Fund, Global Fixed Income Fund, Global Small Cap Fund and International Equity Institutional Fund (unless noted below) currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or

*                  For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                 purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets;

•                  pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts (Global Fixed Income Fund and Global Small Cap Fund only).  Additionally, the Asia Bond Institutional Fund may pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act. The Asia Bond Institutional Fund does not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets;

•                  purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts (International Equity Institutional Fund only);

•                  make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets (Global Fixed Income Fund and Global Small Cap Fund only); and

•                  invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs (Global Small Cap Fund only).

Each of the Asia Bond Institutional Fund, Core Fixed Income Fund, Global Fixed Income Fund, and Global Small Cap Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of a Fund’s net assets, valued at the time of the transaction, would be invested in such securities.  The International Equity Institutional Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund (except the Asia Bond Institutional Fund, Global Fixed Income Fund, Global Small Cap Fund, International Equity Institutional Fund, Emerging Markets Institutional Fund and Asia-Pacific Equity Institutional Fund) may not:

•                  Sell securities short (except for the U.S. Equity Fund and Equity Long-Short Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.  The U.S. Equity Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•                  Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•                  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•                  Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Equity Long-Short Fund) except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Each of the U.S. Equity Fund, Global Equity Fund, China Opportunities Fund, Emerging Markets Fund, International Equity Fund, Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Small Cap Fund and Tax Free Income Fund may not:

•                  Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                           A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

•                           The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); subadviser (Aberdeen Asset Management Investment Services Limited, Aberdeen Asset Management Asia Limited); independent registered public accounting firm (KPMG LLP); custodian, fund accountant, sub-adminstrator (State Street Bank and Trust Company); transfer agent (Citi Fund Services Ohio, Inc.); legal counsel (Willkie Farr & Gallagher, LLP); financial printer (Merrill and Donnelly) and proxy voting service (if applicable).  In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	None.

Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since	29	None.

		1988.

John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, and Director Smarte Carte, Inc. (airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983 — present), Aberdeen Asset Management PLC; Director and Chairman (1995 — present), Aberdeen Asset Management Inc.; Vice President (March 2008 — present), President (2004 — 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991 — present), Aberdeen Asset Management Asia Limited; and Director (2000 — present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	None.

*                               Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**                        The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

***                 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****          Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.

†                                 Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)

Currently, Director, Vice President and Head of Legal — Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Brian O’Neill Aberdeen Asset	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset

Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968		Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Investor Services for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc.  Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009.  Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.  Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Year of Birth: 1979

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)

Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

*                  Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**           Mr. Baltrus, Mr. Goodson,  Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking and securities firms; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; Mr. Smith, experience as managing editor and director of a financial publications firm; and Mr. Solan, accounting background and executive and board experience at a financial services company.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Fund Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The

Nominating and Fund Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met 4 times during the fiscal year ended October 31, 2010.

The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3)

implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 3 times during the fiscal year ended October 31, 2010.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met 4 times during the fiscal year ended October 31, 2010.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2010, the Trustees held shares of the Funds as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

P. Gerald Malone

Aberdeen US Equity Fund $1-$10,000

Aberdeen China Opportunities Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Optimal Allocations Fund: Moderate Growth $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

$10,001-$50,000

Richard H. McCoy	Aberdeen Emerging Markets Institutional Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Peter D. Sacks

Aberdeen Equity Long Short Fund $1-$10,000

Aberdeen Small Cap Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

Aberdeen Emerging Markets Institutional Fund $1-$10,000

$10,001-$50,000

John T. Sheehy	Aberdeen Natural Resources Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Warren C. Smith	Aberdeen Emerging Markets Institutional Fund $10,001-$50,000	$10,001-$50,000

John F. Solan Jr.	Aberdeen Equity Long Short Fund $1-$10,000 Aberdeen Global Financial Services Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

Martin Gilbert	$0	$0

* The Family of Investment Companies consists of the Trust, which contains 26 portfolios.

As of December 31, 2010, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to January 1, 2010, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2010.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$64,167	None	None	$187,567
Richard H. McCoy	$49,333	None	None	$99,083
Peter D. Sacks	$52,083	None	None	$147,758
John T. Sheehy	$52,083	None	None	$167,583
Warren C. Smith	$52,083	None	None	$90,083
Jack Solan	$59,375	None	None	$59,375

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	$0	None	None	$0

* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A and Class D Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2010 is available (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Management Investor Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”), affiliates of the Adviser.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.  In rendering investment advisory services, the Adviser and Subadvisers may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding (“MOU”) with the Adviser and Subadvisers pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Adviser and Subadvisers, including the Fund, as associated persons of the Adviser or Subadvisers, subject to supervision by the Adviser or Subadvisers.

The following Funds are subadvised:

Aberdeen Global Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen International Equity Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen Asia Bond Institutional Fund

Aberdeen Global Fixed Income Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Financial Services Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee

Aberdeen China Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.25% 1.20% 1.15%

Aberdeen Emerging Markets Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.05% 1.00% 0.95%

Aberdeen Equity Long-Short Fund	$0 up to $1 billion $1 billion and more	1.15% 1.10%

Aberdeen Global Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Global Financial Services Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Global Natural Resources Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%

Aberdeen Global Small Cap Fund	$0 up to $100 million $100 million or more	1.25% 1.00%

Aberdeen International Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Small Cap Fund	$0 up to $100 million $100 million or more	0.95% 0.80%

Aberdeen U.S. Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.80% 0.75%

Aberdeen Asia Bond Institutional Fund	All Assets	0.50%

Aberdeen Core Fixed Income Fund	$0 up to $2 billion $2 billion up to $5 billion $5 billion and more	0.30% 0.275% 0.25%

Aberdeen Global Fixed Income Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.60% 0.55% 0.50%

Aberdeen Tax-Free Income Fund	$0 up to $250 million $250 million up to $1 billion $1 billion and more	0.425% 0.375% 0.355%

Aberdeen Ultra-Short Duration Bond Fund	All Assets	0.20%

Aberdeen Optimal Allocations	All Assets	0.15%

Funds: Growth Fund Moderate Growth Fund Moderate Fund Defensive Fund Specialty Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	All Assets	1.00%

Aberdeen Emerging Markets Institutional Fund	All Assets	0.90%

Aberdeen International Equity Institutional Fund	All Assets	0.80%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for a Fund (Global Small Cap Fund and Global Fixed Income Fund will not exclude administrative service fees until July 21, 2010).  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made to a Fund unless:  (i) such Fund’s assets exceed $100 million (this limit applies to fees waived prior to the 2010 Expiration Date, as detailed in the chart below); (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years after the date when the Investment Adviser waived investment advisory fees or reimbursed other expenses to the Fund .  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

Until at least February 27, 2013 or otherwise noted, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for certain Funds of the Trust as follows:

Name of Fund	2010 Expense Limitation	2010 Expiration Date	2011 Expense Limitation(1)	2011 Expiration Date
Aberdeen U.S. Equity Fund	1.21%	Feb. 28, 2011	1.21%	Feb. 27, 2013
Aberdeen Global Equity Fund	1.32%	Feb. 28, 2011	1.32%	Feb. 27, 2013
Aberdeen China Opportunities Fund	1.62%	Feb. 28, 2011	1.62%	Feb. 27, 2013
Aberdeen Emerging Markets Fund	1.42%	Feb. 28, 2011	1.42%	Feb. 27, 2013
Aberdeen International Equity Fund	1.24%	Feb. 28, 2011	1.24%	Feb. 27, 2013
Aberdeen Equity Long-Short Fund	1.40%	Feb. 28, 2011	1.40%	Feb. 27, 2013
Aberdeen Global Financial Services Fund	1.19%	Feb. 28, 2011	1.19%	Feb. 27, 2013
Aberdeen Global Natural Resources Fund	1.16%	Feb. 28, 2011	1.16%	Feb. 27, 2013
Aberdeen Small Cap Fund	1.04%	Feb. 28, 2011	1.15%	Feb. 27, 2013
Aberdeen Tax Free Income Fund	0.68%	Feb. 28, 2011	0.68%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Growth	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Moderate Growth	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Moderate	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Defensive	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Specialty	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Core Income Fund	0.50%	Dec. 1, 2011	0.50%	Feb. 27, 2013
Aberdeen Core Plus Income Fund	0.50%	Feb. 28, 2011	0.50%	Feb. 27, 2013
Aberdeen Asia Bond Institutional Fund	0.65%	July 20, 2011	0.70%	Feb. 27, 2013
Aberdeen Global Fixed Income Fund	0.95%	July 20, 2011(2)	0.95%	Feb. 27, 2013
Aberdeen Global Small Cap Fund	1.30%	July 20, 2011(2)	1.30%	Feb. 27, 2013
Aberdeen International Equity Institutional Fund	0.95%	Dec. 1, 2011	1.10%	Feb. 27, 2013
Aberdeen Emerging Markets Institutional Fund	0.95%	Nov. 23, 2011	1.10%	Feb. 27, 2013
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	1.25%	Feb. 28, 2011	1.25%	Feb. 27, 2013
Aberdeen Ultra-Short Duration Bond Fund	0.40%	December 1, 2011	0.40%	Feb. 27, 2013

(1)          2011 Expense Limitation commences one day after the 2010 Expiration Date.

(2)          Commencing one day after the 2010 Expiration Date, these Funds will exclude Administrative Service Fees from the Operating Expense Limit.

Predecessor Fund Advisers

As explained in the “General Information” section of this Statement of Additional Information, certain Funds in this SAI were created as part of the reorganizations of

(1)   2011 Expense Limitation commences one day after the 2010 Expiration Date.

the Nationwide Mutual Funds, the Credit Suisse Funds and the Pacific Capital Funds into the Trust.  Prior to the reorganizations, investment advisory services for the Nationwide Predecessor Funds were provided by Nationwide Fund Advisors (“NFA”), investment advisory services for the Credit Suisse Predecessor Funds were provided by Credit Suisse Asset Management, LLC (“CSAM”) and investment advisory services for the Pacific Capital Funds were provided by Asset Management Group of Bank of Hawaii (“Asset Management Group”). The Predecessor Funds were obligated to pay their respective predecessor investment adviser a monthly fee based on average daily net assets of the applicable Predecessor Fund.  With the exception of the Tax-Free Income Fund, the Core Fixed Income Fund and the International Equity Institutional Fund, the amount paid by the Predecessor Funds to their respective predecessor investment advisers is identical to the amount paid by the Funds to the Adviser.  The Nationwide Predecessor Fund to the Tax-Free Income Fund paid NFA according to the following schedule:

Assets	Investment Advisory Fee
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Pacific Capital Predecessor Fund to each of the Core Fixed Income Fund and International Equity Institutional Fund paid Asset Management Group according to the following schedule:

Fund	Assets	Investment Advisory Fee

Core Fixed Income Fund	All Assets	0.60%

International Equity Institutional Fund	All Assets	0.45%

Additionally, the Predecessor Funds to the Global Natural Resources Fund, U.S. Equity Fund, China Opportunities Fund, Emerging Markets Fund, Global Equity Fund and Global Financial Services Fund were subject to performance fees.

As explained in the “General Information” section of this SAI, the Emerging Markets Institutional Fund was created as part of the reorganization of the Emerging Market Institutional Predecessor Fund into the Trust.  Prior to the reorganization, investment advisory services for the Emerging Market Institutional Predecessor Fund were provided by Aberdeen.  The Emerging Market Institutional Fund was obligated to pay Aberdeen an annual fee paid monthly based on average daily net assets of the Emerging Market Institutional Predecessor Fund.  The contractual management fee paid by the Emerging Market Institutional Predecessor Fund to Aberdeen is identical to the contractual management fee to be paid by the Emerging Market Institutional Fund to Aberdeen.

Investment Advisory Fees

The tables below show the investment advisory fees paid or the fees reimbursed by the Funds for the fiscal years ended October 31, 2010, 2009, and 2008 (or for the life of the Fund if shorter).

Advisory fee information for the Nationwide Predecessor Funds for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects the investment advisory fees paid or reimbursed to the Nationwide Predecessor Funds’ investment adviser, NFA, by the Nationwide Predecessor Funds and June 23, 2008-October 31, 2008 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.

	November 1, 2009 - October 31, 2010		November 1, 2008 - October 31, 2009		June 23, 2008 — October 31, 2008		November 1, 2007 — June 22, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

China Opportunities Fund	$538,777	$124,703	484,301	344,363	248,236	89,043	763,590	104,955

Emerging Markets Fund	1,487,654	227,462	679,508	367,782	331,804	90,137	899,046	0

Equity Long-Short	5,821,913	1,039,381	2,278,414	701,934	1,043,584	261,716	1,050,605	0

Global Equity Fund	300,966	117,768	279,295	289,932	161,841	113,238	437,073	0

Global Financial Services Fund	354,596	109,374	362,086	219,149	210,378	66,765	389,352	0

Global Natural Resources Fund	677,451	0	,530,111	157,788	304,680	0	490,829	0

Small Cap Fund	1,800,048	607,252	1,831,524	1,440,795	1,537,201	801,093	3,983,061	0

International Equity Fund	3,436,063	33,211	2,265,286	600,210	1,184,475	68,533	2,028,825	177,902

U.S. Equity Fund(2)	445,325	81,398	$491,334	$260,071	$287,799	$75,078	$669,930	$0

	November 1, 2009 - October 31, 2010		November 1, 2008 - October 31, 2009		June 23, 2008 — October 31, 2008		November 1, 2007 — June 22, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

Tax-Free Fund	526,655	11,519	529,065	243,207	194,571	76,628	446,391	0

Optimal Allocations Fund: Defensive	13,993	119,905	16,771	190,209	4,688	62,335	4,563	10,659

Optimal Allocations Fund: Growth	16,548	103,533	13,993	196,844	7,427	60,550	16,008	48,501

Optimal Allocations Fund: Moderate Growth	47,412	145,438	41,290	250,002	20,091	97,497	38,488	64,033

Optimal Allocations Fund: Moderate	65,993	159,771	66,127	269,409	28,709	94,768	43,788	63,347

Optimal Allocations Fund: Specialty	60,142	205,186	66,321	400,346	44,024	177,821	101,185	101,198

*                 Fees earned/reimbursed by NFA, the Nationwide Predecessor Funds’ Investment Adviser.

(1)          Fees net of reimbursement.

(2)          The Fund has not paid the performance component of its advisory fee since June 2004.

Advisory fee information for the Credit Suisse Predecessor Funds for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008- July 19, 2009 reflects the investment advisory fees paid or reimbursed to the Credit Suisse Predecessor Funds’ investment adviser, CSAM, by the Credit Suisse Predecessor Funds and July 20, 2009-October 31, 2009 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal year ended October 31, 2008 also reflects the investment advisory fees paid or reimbursed to CSAM by the Credit Suisse Predecessor Funds.

	November 1, 2009 - October 31, 2010		July 20, 2009 - October 31, 2009		November 1, 2008 — July 19, 2009*		Year Ended October 31, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

Asia Bond Institutional Fund(2)	$2,038,214	$241,501	$354,437	$47,632	$882,571	$30,427	$3,194,577	$0

Global Fixed Income Fund	370,645	269,008	127,768	73,352	338,147	323,884	119,553	456,897

Global Small Cap Fund	613,692	411,769	165,214	72,683	348,133	489,518	186,735	790,729

*                 Fees earned/reimbursed by CSAM, the Credit Suisse Predecessor Funds’ investment adviser.

(1)          Fees net of reimbursement.

(2)          Fund commenced operations on May 1, 2007.

The table below shows the management fee paid by each of the Emerging Markets Institutional Fund and the Asia-Pacific Equity Institutional Fund to Aberdeen and the fee waived by Aberdeen for the fiscal years ended October 31, 2008, 2009 and 2010 in the case of the Emerging Markets Institutional Fund and for the fiscal period from November 2, 2009 to October 31, 2010 in the case of the Asia-Pacific Institutional Fund.

Investment Advisory Fees

	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid(1)	Fees Waived
Emerging Markets Institutional Fund	$15,424,899	$1,664,469	$4,396,377	$945,057	$1,583,784	$575,764
Asia-Pacific Equity Institutional Fund(2)	1,357,130	90,599	0	0	0	0

(1)  Fees net of reimbursement.

(2) The Asia-Pacific Equity Institutional Fund commenced operations November 2, 2009.

The table below for the Core Fixed Income Fund and International Equity Institutional Fund is broken into multiple time periods to reflect the management fees paid.  For the fiscal period August 1, 2010 to October 31, 2010, the amount is shown for the stub period resulting from the change in the Funds’ fiscal year ends.  For the Funds’ previous fiscal year ended July 31, 2010 the amount is divided into two time periods in the table below: August 1, 2009-July 12, 2010 reflects the advisory fees paid or reimbursed to the Predecessor Funds’ investment adviser, Asset Management Group, by the Predecessor Funds, and July 12, 2010-July 31, 2010 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal years ended July 31, 2008 and 2009 also reflect the investment advisory fees paid or reimbursed to Asset Management Group by the Predecessor Funds.

	Fiscal Period August 1, 2010 to October 31, 2010*		Fiscal Year July 12, 2010 to July 31, 2010		Fiscal Year August 1, 2009 to July 12, 2010(1)		Fiscal Year Ended July 31, 2009(1)		Fiscal Year Ended July 31, 2008(1)
Fund	Fees Paid (Before Waiver)	Fees Paid (Before Waiver)	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived
Core Fixed Income Fund	$145,349	$0	$36,797	$5,293	$1,128,011	$282,003	$1,413,407	$353,358	$1,796,679	$449,173
International Equity Institutional Fund	318,062	22,707	$554,468	$8,758	$408,220	$90,716	$407,023	$90,452	$1,104,228	$245,380

* Fund changed its fiscal year end to October 31, 2010

(1)  Fees paid/waived by Asset Management Group, the Predecessor Funds’ Adviser.

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen Global Equity Fund	Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)
Aberdeen China Opportunities Fund	AAMISL and AAMAL
Aberdeen Emerging Markets Fund	AAMISL and AAMAL
Aberdeen Global Small Cap Fund	AAMISL and AAMAL
Aberdeen International Equity Fund	AAMISL and AAMAL
Aberdeen Global Fixed Income Fund	AAMISL and AAMAL
Aberdeen Asia Bond Institutional Fund	AAMISL and AAMAL
Aberdeen Asia Pacific (Ex-Japan) Equity Institutional Fund	AAMAL
Aberdeen Emerging Markets Institutional Fund	AAMISL and AAMAL
Aberdeen International Equity Institutional Fund	AAMISL and AAMAL

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, each serve as subadviser to the Funds listed in the chart above.  AAMISL and AAMAL are both affiliates of the Adviser.  AAMISL is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  Effective January 1, 2009: (i) AAMISL assumed the day to day responsibilities for managing the Aberdeen International Equity Fund and Aberdeen Global Equity Fund; (ii) AAMAL and AAMISL share the day to day responsibilities for managing the Aberdeen Emerging Markets Fund (as co-subadvisers); and (iii) AAMAL assumed the day to day responsibilities for managing the Aberdeen China Opportunities Fund.

Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies.  Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Funds, the subadvisers are entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

	SUBADVISORY FEE
FUND	AAMAL	AAMISL
ABERDEEN GLOBAL EQUITY FUND	0%	90%
ABERDEEN CHINA OPPORTUNITIES FUND	90%	0%
ABERDEEN EMERGING MARKETS FUND	45%	45%
ABERDEEN INTERNATIONAL EQUITY FUND	0%	90%
ABERDEEN GLOBAL FIXED INCOME FUND	0%	90%
ABERDEEN GLOBAL SMALL CAP FUND	0%	90%
ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND	0%	90%
ABERDEEN ASIA BOND INSTITUTIONAL FUND	90%	0%
ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND	45%	45%
ABERDEEN ASIA PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND	90%	N/A

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2010.

SUBADVISORY FEES

The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives.

AAMISL and AAMAL served as subadvisers to the Emerging Markets Institutional Predecessor Fund.  The contractual sub-advisory fee paid by Aberdeen, on behalf of the Emerging Markets Institutional Predecessor Fund, to AAMISL and AAMAL, respectively, is identical to the contractual sub-advisory fee to be paid by Aberdeen, on behalf of the Fund, to AAMISL and AAMAL.

The following tables set forth the amount paid to the respective subadvisers of the Funds for the fiscal years ended October 31, 2010, 2009, and 2008 (unless otherwise noted).

For the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 3008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid by NFA to the subadvisers, and June 23, 2008-October 31, 2008 reflects fees paid by Aberdeen to the subadvisers.

Fund	November 1, 2009 - October 31. 2010	November 1, 2008 - October 31. 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund(2)	236,914	34,558	124,118	380,648
Emerging Markets Fund(2)	654,160	41,174	165,902	470,834
Equity Long-Short Fund(1)	n/a	n/a	n/a	487,481
Global Equity Fund(2)	132,343	$24,300	80,920	220,988
Global Financial Services Fund(1)	155,925	n/a	n/a	177,432
Global Natural Resources Fund(1)	297,893	n/a	n/a	276,230
International Equity Fund(2)	1,510,926	171,447	592,237	1,085,414
Small Cap Fund(1)	n/a	n/a	n/a	2,186,263
U.S. Equity Fund(1)	n/a	n/a	n/a	$305,190
Tax-Free Income Fund(3)	335,339	336,432	122,881	n/a
Optimal Allocations Fund: Growth(1)	n/a	n/a	n/a	8,538
Optimal Allocations Fund: Moderate Growth(1)	n/a	n/a	n/a	20,527
Optimal Allocations Fund: Moderate(1)	n/a	n/a	n/a	23,353
Optimal Allocations Fund: Defensive(1)	n/a	n/a	n/a	2,434
Optimal Allocations Fund: Specialty(1)	n/a	n/a	n/a	53,965

*  Fees paid by NFA, the Nationwide Predecessor Funds’ investment adviser

(1)           The Predecessor Funds of the Aberdeen U.S. Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Natural Resources Fund, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Specialty and Aberdeen Small Cap Fund each had subadvisory arrangements with Aberdeen Asset Management Inc., however, these Aberdeen Funds do not have subadvisory agreements.

(2)           Until December 31, 2008, Gartmore Global Partners (“GGP”), 8 Fenchurch Place, London, England ECM4PB served as subadviser to each of the Aberdeen Global Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund and Aberdeen International Equity Fund and its Predecessor Fund.  On January 1, 2009, the sub-advisory agreement with GGP terminated and AAMAL and AAMISL assumed day-to-day management responsibilities.

(3)           Until February 27, 2011, Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, New York, NY 10010 served as subadviser to the Tax-Free Income Fund.  Effective February 28, 2011, the sub-advisory agreement with CSAM terminated and AAMI assumed day-to-day management responsibilities.

For the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 3009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects fees paid by CSAM to the subadvisers, and July 20, 2009-October 31, 2009 reflects fees paid by Aberdeen to the subadvisers.  Subadvisory fee information for the fiscal year ended October 31, 2008 also reflects the fees paid by CSAM to the subadvisers.

Fund	November 1, 2009 – October 31, 2010	July 20, 2009 - October 31. 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Asia Bond Institutional Fund	$376,930	$359,917	$405,975	$1,597,287
Global Fixed Income Fund	241,681	130,200	7,541	63,367
Global Small Cap Fund	321,978	166,218	0	146,723

*  Fees paid by CSAM, the Credit Suisse Predecessor Funds’ investment adviser.

The table below shows the sub-advisory fees relating to the Emerging Markets Institutional Fund paid by Aberdeen to AAMISL and AAMAL for the fiscal years ended October 31, 2008, 2009 and 2010.

	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Emerging Markets Institutional Fund	$8,092,789	$945,057	$1,056,522

The table below shows the sub-advisory fees relating to the Asia-Pacific Equity Institutional Fund paid by Aberdeen to AAMAL for the fiscal period ended October 31, 2010. The Asia-Pacific Equity Institutional Fund commenced operations on November 2, 2009, so there were no sub-advisory fees to report for the fiscal period from November 2, 2009 to October 31, 2009.

Period Ended October 31, 2010
Asia-Pacific Equity Institutional Fund	$250,736

For the International Equity Institutional Fund, the information for the fiscal year ended July 31, 2010 is divided into two time periods in the table below:  August 1, 2009-July 12, 2010 reflects fees paid by Asset Management Group to the Predecessor Fund’s subadvisers, and July 12, 2010-July 31, 2010 reflects fees paid by Aberdeen to the subadvisers. For the fiscal years ended July 31, 2008 and 2009, the fees shown reflect fees paid by Asset Management Group to the Predecessor Fund’s subadvisers.

Fund	August 1, 2009 — October 31, 2010	July 12, 2010 — July 31, 2010	August 1, 2009 —July 12, 2010*	Year Ended July 31, 2009*	Year Ended July 31, 2008*
International Equity Institutional Fund	$173,334	$70,977	$493,628	$495,838	$1,046,555

*Fees paid by Asset Management Group, the Predecessor Fund’s investment adviser.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2010, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Paul Atkinson	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Ralph Bassett	Equity Long-Short Fund	$1-$10,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Douglas Burtnick	Equity Long-Short Fund	$50,001-$100,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Richard Fonash	Optimal Allocations Fund: Defensive	$10,001-$50,000
	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$10,001-$50,000
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$10,001-$50,000
Jason Kotik	Equity Long-Short Fund	$1-$10,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Michael Manzo	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Robert Mattson	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Allison Mortensen	Optimal Allocations Fund: Defensive	$0
	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$0
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$10,001-$50,000
Francis Radano, III	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Devan Kaloo	Emerging Markets Fund	$0

	Emerging Markets Institutional Fund	$0
Joanne Irvine	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Mark Gordon-James	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Fiona Manning	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Stephen Docherty	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Bruce Stout	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Andrew McMenigall	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Samantha Fitzpatrick	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Jamie Cumming	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Hugh Young	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Institutional Fund	$0

	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Frank Tian	China Opportunities Fund	$0
Flavia Cheong	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Nicholas Yeo	China Opportunities Fund	$0
Kathy Xu	China Opportunities Fund	$0
Chou Chong	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Andrew Gillan	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Christopher Wong	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Timothy Vile	Core Fixed Income Fund	$0
Annette Fraser	Global Fixed Income Fund	$0
Simon Hancock	Global Fixed Income Fund	$0
Jon Cunliffe	Global Fixed Income Fund	$0
Christopher Gagnier	Core Fixed Income Fund Tax-Free Income Fund	$0
Neil Moriarty	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Oliver Boulind	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Stephen R. Cianci	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Anthony Michael	Asia Bond Institutional Fund	$0
Scott Bennett	Asia Bond Institutional Fund	$0
Kenneth Akintewe	Asia Bond Institutional Fund	$0
Adam McCabe	Asia Bond Institutional Fund	$0
Yueh Ee-Leen	Asia Bond Institutional Fund	$0
Michael Degernes	Tax-Free Income Fund Ultra-Short Duration Bond Fund	$0
Kam Poon	Ultra-Short Duration Bond Fund	$0
Edward Grant	Tax-Free Income Fund	$0
James Faunce	Tax-Free Income Fund	$0
William Hines	Tax-Free Income Fund	$0

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 5.75%, 3.75% of sales charges on Class A shares of the Tax-Free Fund and the Global Fixed Income Fund, 1.00% on Class C shares of the Funds and 4.00% on Class D shares of the Tax-Free Fund.

Predecessor Distributor

Nationwide Fund Distributors LLC (“NFD”) served as underwriter for each of the Nationwide Predecessor Funds.  Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) served as distributor for each of the Credit Suisse Predecessor Funds.  SEI Investments Distribution Co. served as distributor for the Emerging Markets Institutional Predecessor Fund. Foreside Distribution Services, L.P. (“Foreside”), an independent firm engaged in the mutual fund distribution business, served as principal underwriter and distributor for each of the Pacific Capital Predecessor Funds.

Distributor Fees

The information presented below for the fiscal years ended October 31, 2010, 2009, and 2008 reflects the amounts received in commissions from the sale of shares of certain of the Funds.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects commissions received by NFD, and June 23, 2008-October 31, 2008 reflects commissions received by AFD.  With respect to the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects commissions received by CSAMSI, and July 20, 2009-October 31, 2009 reflects commissions received by AFD.  Fee information for the fiscal year ended October 31, 2008 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor. With respect to each of the Core Fixed Income Fund and the International Equity Institutional Fund, information is broken into multiple time periods to reflect the amounts received in commissions from the sale of shares of the Funds. For the fiscal period August 1, 2010 to October 31, 2010, the amount is shown for the stub period resulting from the change in the Funds’ fiscal year ends. For the Funds’ fiscal year ended July 31, 2010, the amounts are divided into two time periods: August 1, 2009-July 12, 2010 reflects the amounts received by Foreside, the Predecessor Funds’ distributor, and July 12, 2010-July 31, 2010 reflects years ended July 31, 2008 and 2009 also reflect amounts received by Foreside.  Foreside received annual compensation of $75,000 from the fees paid in accordance with the Pacific Capital Predecessor Funds’ Distribution and Shareholder Service Plans for the Class A shares and the Class C shares of the Core Income Fund’s Pacific Capital Predecessor Fund, which were adopted pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”).

Funds	November 1, 2009 - October 31, 2010	November 1, 2008 - October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund	5,934	10,230	5,489	42,019
Emerging Markets Fund	1,764	1,596	1,689	18,855
Equity Long-Short Fund	16,050	23,399	24,809	16,056
Global Equity Fund	24,460	1,532	139	4,550
International Equity Fund	30,840	6,170	17,546	72,620
Global Financial Services Fund	199	3,612	15,853	26,099
Global Natural Resources Fund	3,741	10,717	7,291	26,954
Small Cap Fund	389	2,484	1,389	4,073
U.S. Equity Fund	555	$837	$136	$4,033
Tax-Free Fund	1,993	2,987	1,137	2,511
Optimal Allocations Fund: Defensive(1)	43	1,170	1,684	1,162

Funds	November 1, 2009 - October 31, 2010	November 1, 2008 - October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
Optimal Allocations Fund: Growth	456	798	1,073	1,515
Optimal Allocations Fund: Moderate Growth	367	2,296	3,596	2,972
Optimal Allocations Fund: Moderate	974	2,299	4,019	3,049
Optimal Allocations Fund: Specialty	817	707	657	6,526

*	Reflects commissions received by NFD, the Predecessor Funds’ distributor.
(1)	Commenced operations on December 15, 2006.

Fund	Year Ended October 31, 2010	July 20, 2009 - October 31, 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Global Fixed Income Fund	795	—	$960	$2,193
Global Small Cap Fund	46,728	—	100	580

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

AFD, NFD and CSAMSI also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).  The tables below reflects contingent deferred sales charges paid to AFD, NFD and CSAMSI on redemptions of the Funds’ shares for the fiscal year ended October 31, 2010, 2009 and 2008.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects proceeds paid to NFD, and June 23, 2008-October 31, 2008 reflects proceeds paid to AFD.  With respect to the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects proceeds paid to CSAMSI, and July 20, 2009-October 31, 2009 reflects proceeds paid to AFD.  Commission information for the fiscal year ended October 31, 2008 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor.

Funds	November 1, 2009 – October 31, 2010	November 1, 2008 – October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund	66,695	12,992	29,121	105,109
Emerging Markets Fund	3,007	1,925	9,322	10,231
Equity Long-Short Fund	9,569	5,689	2,248	3,451
Global Equity Fund	1,618	1,443	5,519	9,125
Global Financial Services Fund	3,989	10,894	8,210	7,520
Global Natural Resources Fund	6,693	9,119	13,228	5,846
International Equity Fund	13,659	36,446	48,503	19,240
Small Cap Fund	26,261	28,688	17,102	91,802
U.S. Equity Fund	3,460	$6,836	$4,288	$5,465
Tax-Free Fund	1,880	3,147	522	684
Optimal Allocations Fund: Defensive	1,497	3,320	1,313	7
Optimal Allocations Fund: Growth	1,943	1,796	2,564	1,222
Optimal Allocations Fund: Moderate Growth	7,250	18,497	2,354	3,523
Optimal Allocations Fund: Moderate	6,046	7,381	4,018	3,978
Optimal Allocations Fund: Specialty	7,691	9,591	2,881	8,472

*           Reflects proceeds received by NFD, the Nationwide Funds’ distributor.

From such contingent deferred sales charges, AFD retained $873,720 for 2010, $861,560 for 2009 and $2,520 for 2008 after reallowances to dealers.  From such contingent deferred sales charges, NFD retained $24,471 for 2008 after reallowances to dealers.

Fund	Year Ended October 31, 2010	July 20, 2009 - October 31, 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Asia Bond Institutional Fund	$—	$—	$0	$0
Global Fixed Income Fund	—	—	51	0
Global Small Cap Fund	—	—	129	825

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

From such contingent deferred sales charges, AFD retained $0 for 2010 and 2009 after reallowances to dealers.  From such contingent deferred sales charges, CSAMSI retained $677 and $825 for 2009 and 2008, respectively, after reallowances to dealers.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares for each applicable Fund (0.25% service fees); and

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

Under the Predecessor Funds’ respective Distribution Plans under Rule 12b-1 under the 1940 Act the compensation payable to NFD and CSAMSI, as applicable, was identical to the compensation payments under Aberdeen Funds’ Distribution Plan.  The Predecessor Funds to the Asia Bond Institutional Fund and International Equity Institutional Fund offered only Institutional Class shares, which did not have a Rule 12b-1 Plan.

Distribution Plan Fees

During the period November 1, 2009-October 31, 2010, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class C	Class D	Class R
China Opportunities Fund	$51,467	$134,387	n/a	$1,657
Emerging Markets Fund	319,976	70,865	n/a	17,709
Equity Long-Short Fund	286,714	263,168	n/a	1,835
Global Equity Fund	69,747	34,027	n/a	3,780
Global Financial Services Fund	60,497	30,618	n/a	1,059
Global Natural Resources Fund	143,600	141,565	n/a	38,859
Global Small Cap Fund	122,068	1,634	n/a	479
International Equity Fund	349,813	361,382	n/a	49,318

Fund	Class A	Class C	Class D	Class R
Small Cap Fund	265,820	480,798	n/a	25,394
U.S. Equity Fund	70,844	126,907	n/a	4,472
Core Fixed Income Fund*	1,914	50	n/a	0
Global Fixed Income Fund	9,550	10,183	n/a	0
Tax-Free Fund	23,217	32,137	0	0
Optimal Allocations Fund: Defensive	6,985	56,480	n/a	0
Optimal Allocations Fund: Growth	10,854	56,876	n/a	137
Optimal Allocations Fund: Moderate Growth	31,092	162,246	n/a	56
Optimal Allocations Fund: Moderate	33,476	268,886	n/a	3,491
Optimal Allocations Fund: Specialty	24,132	246,110	n/a	2,098

* For the period from August 1, 2010 to October 31, 2010.

For the period November 1, 2009-October 31, 2010, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs (1)	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs
China Opportunities Fund	—	—	—	54,127	133,384
Emerging Markets Fund	—	—	—	26,614	381,936
Equity Long-Short Fund	—	—	—	66,613	485,104
Global Equity Fund	—	—	—	1,252	106,302
Global Financial Services Fund	—	—	—	2,193	89,980
Global Natural Resources Fund	—	—	—	28,255	295,769
Global Small Cap Fund	—	—	—	35	124,146
International Equity Fund	—	—	—	29,978	730,534
Small Cap Fund	—	—	—	14,507	757,505
U.S. Equity Fund	—	—	—	2,219	200,004
Tax-Free Fund	—	—	—	1,022	54,331
Core Fixed Income Fund*	—	—	—	—	1,964

Global Fixed Income Fund	—	—	—	250	19,483
Optimal Allocations Fund: Defensive	—	—	—	8,121	55,344
Optimal Allocations Fund: Growth	—	—	—	2,746	65,121
Optimal Allocations Fund: Moderate Growth	—	—	—	17,447	175,947
Optimal Allocations Fund: Moderate	—	—	—	33,469	272,383
Optimal Allocations Fund: Specialty	—	—	—	8,211	264,129

(1)	Printing and mailing of prospectuses to other than current Fund shareholders.

*	For the period from August 1, 2010 to October 31, 2010.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Funds (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service Class shares of each Fund (as applicable).

Predecessor Administrative Services Plan

The Nationwide Mutual Funds entered into Servicing Agreements for the Nationwide Predecessor Funds pursuant to which Nationwide Financial Services, Inc. (“NFS”) agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, NFS received a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R and Institutional Service Class shares of each Fund (as applicable).

Administrative Services Plan Fees

For the period November 1, 2009-October 31, 2010, AFD and its affiliates received the following in administrative services fees from the Funds:

Fund	Class A	Class D	Class R	Institutional Service Class
China Opportunities Fund	$3,307	n/a	$8	$0
Emerging Markets Fund	153,522	n/a	4,660	0
Equity Long-Short Fund	33,953	n/a	177	816
Global Equity Fund	10,746	n/a	2	0
Global Financial Services Fund	29,071	n/a	72	0
Global Natural Resources Fund	53,836	n/a	1,437	0
Global Small Cap Fund	20,872	n/a	0	0
International Equity Fund	110,182	n/a	302	213,063
Small Cap Fund	62,936	n/a	485	0
U.S. Equity Fund	28,988	n/a	5	0
Tax-Free Fund	125	490	0	0
Core Fixed Income Fund*	0	n/a	0	0
Global Fixed Income Fund	138	n/a	0	61,282
Optimal Allocations Fund: Defensive	755	n/a	0	0
Optimal Allocations Fund: Growth	2,186	n/a	50	0
Optimal Allocations Fund: Moderate Growth	3,677	n/a	0	0
Optimal Allocations Fund: Moderate	1,734	n/a	205	0
Optimal Allocations Fund: Specialty	721	n/a	6	0

Fund	Class A	Class D	Class R	Institutional Service Class
Asia-Pacific Equity Institutional Fund	n/a	n/a	n/a	2
International Equity Institutional Fund	n/a	n/a	n/a	79

*  For the period from August 1, 2010 to October 31, 2010.  Prior to August 1, 2010, there were no administrative services fees incurred by the Fund.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.065% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.045% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.02% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Predecessor Fund Administration

Nationwide Fund Management LLC (“NFM”) provided various administrative and accounting services to the Nationwide Predecessor Funds.  Each Nationwide Fund paid NFM a combined annual fee based on the Trust’s average daily net assets according to the following schedule*:

Asset Level(1)	Aggregate Trust Fee

$0 up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion and more	0.02%

(1)

The assets of each of the Funds of Funds (the Optimal Allocations Funds) were excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds did not pay any part of this fee.

*

In addition to these fees, the Trust paid for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilized and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

State Street Bank and Trust Company (“State Street”) and CSAMSI served as co-administrators to the Credit Suisse Predecessor Funds pursuant to separate written agreements.

For its services, CSAMSI was paid a fee calculated daily and paid monthly at the annual rate of 0.09% of the Global Fixed Income and Global Small Cap Funds’ average daily net assets.  The Asia Bond Institutional Fund did not pay CSAMSI a fee for its services.

The Credit Suisse Funds paid State Street a pro-rata portion of an annual fee based on the Credit Suisse Funds’ fund complex average daily net assets according to the following schedule*:

Asset Level	Fee

$0 up to $5 billion	0.05%
Over $5 billion up to $10 billion	0.03%
Over $10 billion and more	0.02%

*Subject to an annual minimum fee, exclusive of out-of-pocket expenses

SEI Investments Global Funds Services served as administrator to the Emerging Markets Institutional Predecessor Fund.  For its services, SEI Investments Global Funds Services was paid a fee calculated daily and paid monthly based on the following schedule:

Fund’s Average Daily Net Assets	Fee(1) (as a percentage of aggregate average annual assets)

First $250 million	0.10%
$250-$500 million	0.09%
Over $500 million	0.085%

(1) The foregoing fee was subject to a minimum annual fee of $125,000.

Bank of Hawaii served as the Pacific Capital Predecessor Funds’ administrator, providing certain administrative services and functions to the Core Fixed Income Fund’s and International Equity Institutional Fund’s Predecessor Funds.  For its services, Bank of Hawaii was compensated at an annual rate of 0.04% based on the average daily net assets of the, plus out-of-pocket expenses.

Fund Administration Fees

During the fiscal years ended October 31, 2010, 2009 and 2008, the relevant Administrator was paid fees from the Funds as indicated below.

The table below shows the fees paid from the successor Funds to the Nationwide Predecessor Funds.  The fiscal year ended October 31, 2008, is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid to NFM, and June 23, 2008-October 31, 2008 reflects fees paid to Aberdeen.

Fund	November 1, 2009- October 31, 2010	November 1, 2008- October 31, 2009	June 23, 2008- October 31, 2008	November 1, 2007- June 22, 2008*
China Opportunities Fund	$12,402	15,484	7,595	55,128
Emerging Markets Fund	41,161	25,150	11,034	73,891
Equity Long-Short Fund	120,074	61,169	27,524	76,162
Global Equity Fund	9,626	12,578	6,837	43,332
Global Financial Services Fund	11,290	16,314	9,305	36,013
Global Natural Resources Fund	27,786	30,449	15,562	61,058
International Equity Fund	110,225	99,599	47,580	190,453
Small Cap Fund	59,952	87,246	97,574	450,026
U.S. Equity Fund	14,154	$22,184	$9,720	$67,383
Tax-Free Fund	35,795	50,696	11,822	80,736
Optimal Allocations Fund: Defensive	2,688	4,578	79	0
Optimal Allocations Fund: Growth	3,185	3,783	75	0
Optimal Allocations Fund: Moderate Growth	9,094	11,163	211	0
Optimal Allocations Fund: Moderate	12,675	17,799	286	0
Optimal Allocations Fund: Specialty	11,518	18,121	404	0

*         Nationwide SA Capital Trust, the Nationwide Predecessor Funds’ former administrator, and NFM were paid combined fund administration and transfer agency fees from the Predecessor Funds.

The table below shows the fees paid from the successor Funds to the Credit Suisse Predecessor Funds.  The fiscal year ended October 31, 2009, is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects fees paid to CSAMSI and State Street, and July 20, 2009-October 31, 2009 reflects fees paid to Aberdeen.  For the fiscal year ended

October 31, 2008 the table reflects the fees paid to CSAMSI and State Street by the Credit Suisse Predecessor Funds.

Fund	Year Ended October 31, 2010	July 20, 2009- October 31, 2009	November 1, 2008 - July 20, 2009	Year Ended October 31, 2008
Asia Bond Institutional Fund	$118,943	$24,389	$89,475	$207,766
Global Fixed Income Fund	12,287	4,342	25,002	85,890
Global Small Cap Fund	14,201	4,541	40,640	161,030

The table below shows the fees paid from the successor Fund to the Emerging Markets Institutional Predecessor Fund.  For the fiscal years ended October 31, 2009 and October 31, 2008 the table reflects the fees paid to SEI Investments Global Funds Services by the Emerging Markets Institutional Predecessor Fund.

Fund	Year Ended October 31, 2010	November 1, 2008- October 31, 2009	Year Ended October 31, 2008
Emerging Markets Institutional Fund	$534,619	$458,997	$239,223

The table below shows fees paid from each of the Core Fixed Income Fund and the International Equity Institutional Fund.  The Funds previous fiscal year ended July 31, 2010 is divided into two time periods in the table below: August 1, 2009-July 12, 2010 reflects fees paid to Bank of Hawaii, and July 12, 2010-July 31, 2010 reflects fees paid to Aberdeen.  For the fiscal years ended July 31, 2009 and 2008 the table reflects fees paid to Bank of Hawaii by the Predecessor Funds.

Fund	Fiscal Period August 1, 2010 to October 31, 2010*	Fiscal Period July 12, 2010 to July 31, 2010	Fiscal Period August 1, 2009 to July 12, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Core Fixed Income Fund	$15,028	$4,305	$169,202	$94,228	$119,779
International Equity Institutional Fund	13,376	$2,669	$81,644	$36,180	$98,154

*The successor Funds to the Pacific Capital Predecessor Funds changed their fiscal year ends from July 31st to October 31st in 2010.

The table below shows fees paid from the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund to the Administrator.

Fund	Fiscal Period Ended October 31, 2010
Asia-Pacific Equity Institutional Fund(1)	41,512

(1)The Asia-Pacific Equity Institutional Fund commenced operations November 2, 2009.

Transfer Agent  The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant  The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street Bank and Trust Company (“State Street”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.   For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1)  In transactions on stock and

(1)          Because the Funds of Funds invest primarily in shares of the Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-

dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

For the fiscal year ended October 31, 2010, the Funds directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Global Small Cap Fund	$3,814,261	$496
Equity Long-Short Fund	1,331,026,478	100,421
Global Financial Services Fund	197,091,185	475
Natural Resources Fund	68,519,110	2,129
Optimal Allocations Fund: Growth	3,641,746	35
Optimal Allocations Fund: Moderate Growth	10,909,994	116
Optimal Allocations Fund: Moderate	15,442,285	424
Optimal Allocations Fund: Defensive	4,912,020	56
Optimal Allocations Fund: Specialty	21,848,574	604
Small Cap Fund	159,016,065	26,603
US Equity Fund	48,639,356	3,441

During the fiscal years ended October 31, 2010, 2009 and 2008, the following brokerage commissions were paid by the Funds.

	Year ended October 31,
Fund	2010	2009*,**	2008*,**
China Opportunities Fund	$71,312	$131,020	$398,229
Emerging Markets Fund	135,780	273,727	361,962
Equity Long-Short Fund	1,562,037	1,611,542	2,290,871
Global Equity Fund	19,267	59,486	425,429
Global Financial Services Fund	30,904	60,030	205,309

	Year ended October 31,
Fund	2010	2009*,**	2008*,**
Global Natural Resources Fund	92,771	120,043	320,739
Global Small Cap Fund	44,154	62,545	115,664
International Equity Fund	223,433	429,046	1,568,320
Small Cap Fund	203,126	1,302,773	5,313,420
U.S. Equity Fund	43,695	241,499	726,226
Core Fixed Income Fund(1)	0	0	0
Global Fixed Income Fund	3,302	1,427	0
Tax-Free Fund	0	0	0
Optimal Allocations Fund: Defensive	3,765	1,193	1,388
Optimal Allocations Fund: Growth	4,591	447	1,214
Optimal Allocations Fund: Moderate Growth	13,473	1,015	3,490
Optimal Allocations Fund: Moderate	17,778	1,810	5,693
Optimal Allocations Fund: Specialty	28,342	1,206	8,517
Asia Bond Institutional Fund	23,770	13,362	$0
Asia-Pacific Equity Institutional Fund(2)	496,406	n/a	n/a
Emerging Markets Institutional Fund	2,389,195	1,042,496	333,807

* With respect to the Nationwide Predecessor Funds, for time periods prior to June 23, 2008, commissions were paid by the Predecessor Funds.  With respect to the Credit Suisse Predecessor Funds, for time periods prior to July 19, 2009, commissions were paid by the Predecessor Funds.  With respect to the Emerging Markets Institutional Predecessor Fund, for periods ended October 31, 2009, commissions were paid by the Predecessor Fund.  With respect to the Core Fixed Income Predecessor Fund, for periods ended prior to July 12, 2010, no commissions were paid.

**   Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, among others, changes in the Predecessor Fund’s investment sub-advisers, changes in equity management staff and cash flows into and out of Fund.

(1)          The Core Fixed Income Fund reflects the period August 1, 2010 to October 31, 2010.

(2)          The Asia-Pacific Equity Institutional Fund reflects the period November 16, 2009 (commencement of operations) to October 31, 2010.

For the fiscal years ended July 31, 2010, 2009, and 2008, purchase and sale transactions by the Core Fixed Income Fund’s Predecessor Fund did not involve brokerage commissions.  With respect to the International Equity Institutional Fund, the total brokerage commissions paid by the Fund for the fiscal period ended October 31, 2010 and for the previous fiscal years ended July 31, 2010, 2009, and 2008, are set forth in the table below:

Fund	August 1, 2010 – October 31, 2010†	Fiscal Year Ended July 31, 2010*	Fiscal Year Ended July 31, 2009*,**	Fiscal Year Ended July 31, 2008*,**
International Equity Institutional Fund	$14,882	$171,683	$171,011	$341,942

†  The successor Fund to the Pacific Capital Predecessor Fund changed its fiscal year end from July 31st to October 31st in 2010.

*   With respect to the Pacific Capital Predecessor Fund, for time periods prior to July 12, 2010, commissions were paid by the Predecessor Fund.

**   Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, among others, changes in the Predecessor Fund’s investment sub-advisers, changes in equity management staff and cash flows into and out of Fund.

During the fiscal year ended October 31, 2010, the following Funds held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Small Cap Fund	$368,000	State Street Bank & Trust Company
China Opportunities Fund	2,128,064	Standard Chartered Bank
China Opportunities Fund	1,882,000	State Street Bank & Trust Company
Tax-Free Income Fund	873,000	State Street Bank & Trust Company
U.S. Equity Fund	1,059,285	JP Morgan Chase & Co
U.S. Equity Fund	1,337,432	State Street Bank & Trust Company
Emerging Markets Fund	4,346,724	Standard Chartered Bank
Emerging Markets Fund	6,565,000	State Street Bank & Trust Company
International Equity Fund	11,670,200	Standard Chartered Bank
International Equity Fund	3,612,000	State Street Bank & Trust Company
Global Equity Fund	1,025,227	Standard Chartered Bank
Global Equity Fund	1,490,000	State Street Bank & Trust Company
Global Financial Services Fund	2,197,341	Standard Chartered Bank

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Global Financial Services Fund	1,269,504	State Street Bank & Trust Company
Equity Long-Short Fund	6,933,328	JP Morgan Chase & Co
Equity Long-Short Fund	148,664,552	State Street Bank & Trust Company
Optimal Allocations Fund: Moderate	886,545	Credit Suisse
Optimal Allocations Fund: Moderate	11,512,567	Barclays
Optimal Allocations Fund: Moderate	351,000	State Street Bank & Trust Company
Optimal Allocations Fund: Moderate Growth	983,488	Credit Suisse
Optimal Allocations Fund: Moderate Growth	3,213,765	Barclays
Optimal Allocations Fund: Moderate Growth	101,000	State Street Bank & Trust Company
Optimal Allocations Fund: Growth	473,536	Credit Suisse
Optimal Allocations Fund: Growth	342,003	Barclays
Optimal Allocations Fund: Growth	136,000	State Street Bank & Trust Company
Optimal Allocations Fund: Specialty	1,946,917	Credit Suisse
Optimal Allocations Fund: Specialty	743,612	Barclays
Optimal Allocations Fund: Specialty	173,000	State Street Bank & Trust Company
Optimal Allocations Fund: Defensive	187,312	Credit Suisse
Optimal Allocations Fund: Defensive	3,565,335	Barclays
Optimal Allocations Fund: Defensive	139,000	State Street Bank & Trust Company
Global Fixed Income Fund	680,365	JP Morgan Chase & Co

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Global Fixed Income Fund	93,979	Merrill Lynch
Global Fixed Income Fund	337,102	Credit Suisse
Global Fixed Income Fund	396,365	Citigroup
Global Fixed Income Fund	121,418	Barclays
Global Fixed Income Fund	77,701	Standard Chartered Bank
Global Fixed Income Fund	454,393	Bank of America
Global Fixed Income Fund	179,117	Morgan Stanley
Global Fixed Income Fund	2,292,000	State Street Bank & Trust Company
Global Fixed Income Fund	113,307	Goldman Sachs & Co.
Global Small Cap Fund	228,000	State Street Bank & Trust Company
Asia Bond Institutional Fund	14,040,532	Barclays
Asia Bond Institutional Fund	38,931,000	State Street Bank & Trust Company
Asia Bond Institutional Fund	12,110,461	Deutsche Bank Securities, Inc.
International Equity Institutional Fund	4,907,297	Standard Chartered Bank
International Equity Institutional Fund	1,938,000	State Street Bank & Trust Company
Asia-Pacific Equity Institutional Fund	13,829,380	Standard Chartered Bank
Asia-Pacific Equity Institutional Fund	10,827,000	State Street Bank & Trust Company
Emerging Markets Institutional Fund	68,645,530	Standard Chartered Bank
Emerging Markets Institutional Fund	96,101,000	State Street Bank & Trust Company
Core Fixed Income Fund	6,145,173	JP Morgan Chase & Co

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Core Fixed Income Fund	4,386,350	Bank of America
Core Fixed Income Fund	583,473	Barclays
Core Fixed Income Fund	5,549,660	Citigroup
Core Fixed Income Fund	3,532,195	Credit Suisse
Core Fixed Income Fund	1,899,409	Goldman Sachs & Co.
Core Fixed Income Fund	2,550,351	Morgan Stanley
Core Fixed Income Fund	5,818,548	Merrill Lynch
Core Fixed Income Fund	5,246,000	State Street Bank & Trust Company
Core Fixed Income Fund	614,924	UBS Warburg

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Tax-Free Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Tax-Free Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class D Shares of the Tax-Free Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Using the net asset value per share as of October 31, 2010, the maximum offering price of each Fund’s Class A shares (and Class D shares of the Tax-Free Fund) would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Aberdeen China Opportunities Fund	$20.66	5.75%	$21.92
Aberdeen Emerging Markets Fund	$19.62	5.75%	$20.82
Aberdeen Equity Long-Short Fund	$11.35	5.75%	$12.04
Aberdeen Global Equity Fund	$11.00	5.75%	$11.67
Aberdeen Global Financial Services Fund	$10.52	5.75%	$11.16
Aberdeen Global Natural Resources Fund	$16.60	5.75%	$17.61
Aberdeen Global Small Cap Fund	$21.67	5.75%	$22.99
Aberdeen International Equity Fund	$13.02	5.75%	$13.81
Aberdeen Small Cap Fund	$13.65	5.75%	$14.48
Aberdeen U.S. Equity Fund	$8.64	5.75%	$9.17

Aberdeen Core Fixed Income Fund	$11.61	4.25%	$12.13
Aberdeen Global Fixed Income Fund	$10.89	4.25%	$11.37
Aberdeen Tax-Free Income Fund: Class A shares	$10.37	4.25%	$10.83
Aberdeen Tax-Free Income Fund: Class D shares	$10.37	4.50%	$10.86
Aberdeen Optimal Allocations Fund: Defensive	$10.62	5.75%	$11.27
Aberdeen Optimal Allocations Fund: Growth	$10.40	5.75%	$11.03
Aberdeen Optimal Allocations Fund: Moderate Growth	$10.88	5.75%	$11.54
Aberdeen Optimal Allocations Fund: Moderate	$11.42	5.75%	$12.12
Aberdeen Optimal Allocations Fund: Specialty	$11.31	5.75%	$12.00

Waiver of Class A and Class D Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and D shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold to:

a)              any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

c)              any life insurance company separate account registered as a unit investment trust;

d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)                directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)             any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

h)             any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold to:

a)              any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)             any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.

Reduction of Sales Charges

Reduction of Class A and Class D Sales Charges

Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of an Aberdeen Fund, these purchases may also be combined.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (at least $100,000 in Class A or Class D shares of Global Fixed Income Fund, Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund) and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class C Shares to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
U.S. Equity Fund, Global Equity Fund, China Opportunities Fund, Emerging Markets Fund, International Equity Fund, Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Global Small Cap Fund and Optimal Allocations Funds	1.00%	0.50%	0.25%
Small Cap Fund	0.50%	0.50%	0.25%
Tax-Free Income Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund	0.75%	0.50%	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Aberdeen Tax-Free Income Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

Generally, a Fund will pay you for shares that redeem within three days after your redemption request is received.  A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.  Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days, 15 days or 7 days, as set forth in each Fund’s current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m.  Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is closed.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Funds of Funds

Shares of the Underlying Funds are valued at their respective NAVs as reported to Aberdeen or its agent.  Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available.  If market quotations are not available, or if Aberdeen determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit.  If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.  Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through the AWP will also count toward the 12% limit.  In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Class D, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/aam.nsf/usRetail/home, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not Available with the Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Fund	Class A, Class C, Class R

Aberdeen Equity Long-Short Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Natural Resources Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

FUND	SHARE CLASS
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Debt Local Currency	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global High Yield Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class C, Class D

Aberdeen Ultra-Short Duration Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds of Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Medicare Contribution Tax

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund designated as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A and Class D shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.

Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend designated by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

For taxable years beginning before January 1, 2012, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Additional Tax Information With Respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors.

In general, exempt-interest dividends designated by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Additional Information for the Funds of Funds

Each of the Funds of Funds invests in one or more Underlying Funds that are classified as corporations for U.S. federal income tax purposes.  If an Underlying fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

Distributions of Net Investment Income

A Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds.  Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net long-term capital gains may be distributed to a Fund of Funds as capital gain distributions while any net short-term capital gains may be distributed to a Fund of Funds as ordinary income.  A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds.  Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Effect of Foreign Investments on Distributions

Gain or loss realized on the sale of debt securities is treated as ordinary income or loss by an Underlying Fund to the extent attributable to foreign exchange gain or loss.  This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds.  This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds.  A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

Pass-through of foreign tax credits.  A Fund of Funds that primarily invests in Underlying Funds organized as corporations will not be permitted to pass through a credit or deduction for their pro rata share of foreign withholding taxes paid by such Underlying Fund.

PFIC securities.  A Fund of Funds (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds intend to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

U.S. Government Securities

The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds.  Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

As of January 31, 2011, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of a Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares except as set forth below.

Fund/Class	Shareholder					Percent of the Class Total Assets Held by the Shareholder
ABERDEEN ASIA BOND INSTITUTIONAL FUND	GENWORTH FINANCIAL TRUST CO	OMNIBUS GE PRIVATE ASSET MGMT	3200 N CENTRAL AVE FL 7	PHOENIX AZ 850122468		74.44%

ABERDEEN ASIA BOND INSTITUTIONAL FUND	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.10%

ABERDEEN ASIA BOND INSTITUTIONAL FUND	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.93%

ABERDEEN ASIA BOND INST’L FD INST SVC	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			99.97%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	STRAFE CO	FBO ANTHONY M CAMPO	W05478008	P O BOX 6924	NEWARK DE 197146924	69.01%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		21.49%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			5.48%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL IS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		74.99%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL IS	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.05%

ABERDEEN CHINA OPPORTUNITIES FD INST SRV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		93.49%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	16.37%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.62%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.19%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	STIFEL, NICOLAUS & COMPANY, INCORPORATED	1225 FRANKLIN AVE	SUITE 150	GARDEN CITY NY 11530		5.11%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		17.54%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		17.16%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.49%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.58%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.08%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	SOUTHWEST SECURITIES, INC.	1201 ELM ST	SUITE 3500	DALLAS TX 75209		16.38%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.88%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.28%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.69%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.06%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	12.15%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	COUNSEL TRUST DBA MATC FBO	GRIMALDI YEUNG LLP 401 K PROFIT	SHARING PLAN TRUST	1251 WATERFRONT PLACE SUITE 525	PITTSBURGH PA 15222	9.08%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	8.82%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	EQUITY TRUST COMPANY DBA	STERLING TRUST CUSTODIAN FBO	CIPHENT INC	P O BOX 2526	WACO TX 76702	7.69%

ABERDEEN CHINA OPPORTUNITIES FUND INST	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	90.34%

ABERDEEN CHINA OPPORTUNITIES FUND INST	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		9.52%

ABERDEEN CORE INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		77.62%

ABERDEEN CORE INCOME FUND CLASS C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		57.68%

ABERDEEN CORE INCOME FUND CLASS C	ROBERT W. BAIRD & CO. INCORPORATED	777 EAST WISCONSIN AVE	MILWAUKEE WI 53202			32.35%

ABERDEEN CORE INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.97%

ABERDEEN CORE INCOME FUND INST CLASS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		99.79%

ABERDEEN CORE INCOME FUND INST SRVC CL	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN EMERGING MARKETS FD CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		28.96%

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		26.45%

ABERDEEN EMERGING MARKETS FD CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			8.44%

ABERDEEN EMERGING MARKETS FD CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	7.47%

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.72%

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.27%

ABERDEEN EMERGING MARKETS FD CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	55.47%

ABERDEEN EMERGING MARKETS FD CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.59%

ABERDEEN EMERGING MARKETS FD CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.98%

ABERDEEN EMERGING MARKETS FD CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	45.58%

ABERDEEN EMERGING MARKETS FD CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		11.16%

ABERDEEN EMERGING MARKETS FD CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.20%

ABERDEEN EMERGING MARKETS FD CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	45.46%

ABERDEEN EMERGING MARKETS FD CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	40.48%

ABERDEEN EMERGING MARKETS FD CLASS R	RELIANCE TRUST CO CUSTODIAN	SYNERGY LEGAL PROFESSIONALS	PO BOX 48529	401K PLAN	ATLANTA GA 30362	7.64%

ABERDEEN EMERGING MARKETS INSTL FUND	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		17.29%

ABERDEEN EMERGING MARKETS INSTL FUND	MAC & CO - AUZF0283702	525 WILLIAM PENN PL PO BOX 3198	MUTUAL FUND OPERATIONS	PITTSBURGH PA 15230		13.42%

ABERDEEN EMERGING MARKETS INSTL FUND	WELLS FARGO BANK NA FBO	CLAR DB MUT FD	1040013279	PO BOX 1533	MINNEAPOLIS MN 55480	10.56%

ABERDEEN EMERGING MARKETS INSTL FUND	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.55%

ABERDEEN EMERGING MARKETS INSTL FUND	SEI PRIVATE TRUST COMPANY	C/O UNION BANK ID 797	FBO UNION BANK CTA LAURA L ATKINSON	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456	5.20%

ABERDEEN EMERGING MKTS INSTL FD INST SVC	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		99.10%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			10.59%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.15%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		6.88%

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	47.85%

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	LEGENT CLEARING	9300 UNDERWOOD AVE	SUITE 400	OMAHA NE 68114		17.06%

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		11.78%

ABERDEEN EQUITY LONG-SHORT FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.53%

ABERDEEN EQUITY LONG-SHORT FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.92%

ABERDEEN EQUITY LONG-SHORT FUND CLASS R	ING NATIONAL TRUST	ONE ORANGE WAY	WINDSOR CT 06095			88.75%

ABERDEEN EQUITY LONG-SHORT FUND CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	11.24%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	SEI PRIVATE TRUST COMPANY	C/O UNION BANK ID 797	FBO UNION BANK CTA LAURA L ATKINSON	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456	71.03%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	11.45%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.80%

ABERDEEN EQUITY LONG-SHORT FUND INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		89.60%

ABERDEEN EQUITY LONG-SHORT FUND INST SV	RICHARD H KING	WELFUL LAKE HOUSE	GLOS GL54 3PR	NORTH LEACH	ENGLAND	10.34%

ABERDEEN GBL FINANCIAL SRVS FD INST SRV	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			58.90%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		10.19%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.12%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.32%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	22.13%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		18.51%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		15.62%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.03%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	NTC CO	FBO THOMAS M KRAWCHUK	PO BOX 173301	DENVER CO 802173301		6.58%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	STIFEL, NICOLAUS & COMPANY, INCORPORATED	1225 FRANKLIN AVE	SUITE 150	GARDEN CITY NY 11530		5.23%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.61%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.88%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.19%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.02%

ABERDEEN GBL FINANCIAL SRVS FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	96.49%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL SPECIALTY	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	50.37%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.12%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	17.08%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	7.79%

ABERDEEN GLOBAL EQUITY FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			19.89%

ABERDEEN GLOBAL EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.26%

ABERDEEN GLOBAL EQUITY FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	51.42%

ABERDEEN GLOBAL EQUITY FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		21.97%

ABERDEEN GLOBAL EQUITY FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.73%

ABERDEEN GLOBAL EQUITY FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	46.28%

ABERDEEN GLOBAL EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.26%

ABERDEEN GLOBAL EQUITY FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.27%

ABERDEEN GLOBAL EQUITY FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	95.33%

ABERDEEN GLOBAL EQUITY FUND INST CL	US BANK NA	LOUDOUN MUT SELF DIRECTED	PO BOX 1787	MILWAUKEE WI 532011787		50.01%

ABERDEEN GLOBAL EQUITY FUND INST CL	CATHOLIC THEOLOGICAL UNION - ENDOWMENT	5401 S CORNELL AVE	ATTN MICHAEL W CONNORS	CHICAGO IL 60615		45.47%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		80.06%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	PETER D SACKS	20 BURKEBROOK PL STE 507	TORONTO ONTARIO CANADA M4G 0A1			7.93%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	P GERALD MALONE	48 BARMOUTH ROAD	LONDON UNITED KINGDOM SW182DP			7.90%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		28.89%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			23.08%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		7.64%

ABERDEEN GLOBAL FIXED INCOME FUND CL A	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			7.17%

ABERDEEN GLOBAL FIXED INCOME FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	5.18%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		27.31%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	UBS FINANCIAL SERVICES INC.	1000 HARBOR BLVD	8TH FL, COMPLIANCE DEPARTMENT	WEEHAWKEN NJ 07086		25.25%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	15.16%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.54%

ABERDEEN GLOBAL SMALL CAP FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			26.38%

ABERDEEN GLOBAL SMALL CAP FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		13.82%

ABERDEEN GLOBAL SMALL CAP FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	56.17%

ABERDEEN GLOBAL SMALL CAP FUND CL C	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			7.28%

ABERDEEN GLOBAL SMALL CAP FUND CL C	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			7.09%

ABERDEEN GLOBAL SMALL CAP FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.52%

ABERDEEN GLOBAL SMALL CAP FUND CL C	MORGAN STANLEY SMITH BARNEY LLC	2000 WESTCHESTER AVE LD	PURCHASE NY 10577			5.28%

ABERDEEN GLOBAL SMALL CAP FUND CL R	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		59.09%

ABERDEEN GLOBAL SMALL CAP FUND CL R	MG TRUST CO	SHERIFF & MORGAN PC SAFE HARBOR	401K	700 17TH ST STE 300	DENVER CO 802023531	8.97%

ABERDEEN GLOBAL SMALL CAP FUND CL R	TD AMERITRADE CLEARING, INC.	1005 NORTH AMERITRADE PLACE	BELLEVUE NE 68005			8.80%

ABERDEEN GLOBAL SMALL CAP FUND CL R	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.64%

ABERDEEN GLOBAL SMALL CAP FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	6.03%

ABERDEEN GLOBAL SMALL CAP FUND INST CL	NORTHERN TRUST CO CUSTODIAN	WOODCOCK INVESTMENT FDS NO 2-P	A/C 26-52205	PO BOX 92956	CHICAGO IL 606750001	97.34%

ABERDEEN GLOBAL SMALL CAP FUND INST SRV	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		18.47%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			13.10%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.72%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	STATE STREET BANK	MSDW 401K PRODUCT	1 LINCOLN STREET	BOSTON MA 02111		8.76%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.80%

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.89%

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		18.95%

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.37%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	37.83%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		13.94%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.48%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.11%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	PRIAC	VARIOUS RETIREMENT PLANS	801 PENNSYLVANIA AVE	KANSAS CITY MO 641051307		76.36%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	11.32%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	RELIANCE TRUST CO CUSTODIAN	SYNERGY LEGAL PROFESSIONALS	PO BOX 48529	401K PLAN	ATLANTA GA 30362	6.27%

ABERDEEN INTERNATIONAL EQUITY FD INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	55.56%

ABERDEEN INTERNATIONAL EQUITY FD INST CL	MAC & CO - AUZF0283702	525 WILLIAM PENN PL PO BOX 3198	MUTUAL FUND OPERATIONS	PITTSBURGH PA 15230		39.15%

ABERDEEN INTERNATIONAL EQUITY FD INST SV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			43.20%

ABERDEEN INTERNATIONAL EQUITY FD INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		15.31%

ABERDEEN INT’L EQUITY INSTITUTIONAL FUND	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		82.77%

ABERDEEN INT’L EQUITY INSTITUTIONAL FUND	BOARD OF GEN EMPLOYEES	RET SYSTEM CITY OF FT LAUDERDALE	GEN RET UAD 1 1 73	UAD 1 1 73 EMPLOYEES, PO BOX 14250	FT LAUDERDALE FL 333024250	11.05%

ABERDEEN INT’L EQUITY INST’L FD INST SVC	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		80.85%

ABERDEEN NATURAL RESOURCES FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			50.35%

ABERDEEN NATURAL RESOURCES FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.90%

ABERDEEN NATURAL RESOURCES FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.59%

ABERDEEN NATURAL RESOURCES FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	43.95%

ABERDEEN NATURAL RESOURCES FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		12.81%

ABERDEEN NATURAL RESOURCES FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.60%

ABERDEEN NATURAL RESOURCES FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.29%

ABERDEEN NATURAL RESOURCES FUND CL C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		16.02%

ABERDEEN NATURAL RESOURCES FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.56%

ABERDEEN NATURAL RESOURCES FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.09%

ABERDEEN NATURAL RESOURCES FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.05%

ABERDEEN NATURAL RESOURCES FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	85.38%

ABERDEEN NATURAL RESOURCES FUND CL R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	6.89%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL SPECIALTY	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	32.26%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.89%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	16.58%

ABERDEEN NATURAL RESOURCES INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	12.63%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	6.52%

ABERDEEN NATURAL RESOURCES INST CL	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.21%

ABERDEEN NATURAL RESOURCES INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		48.76%

ABERDEEN NATURAL RESOURCES INST SV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			39.63%

ABERDEEN NATURAL RESOURCES INST SV	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		5.56%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		26.38%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			11.36%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	YVONNE L JOSEPHSON	IRA	907 KELTON PL	HIGH POINT NC 272651215		8.74%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.10%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.25%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	FREDDY D TELLERIA	MARIA E TELLERIA	JTWROS TOD	5618 HERSHEY LN	ALEXANDRIA VA 22312	6.63%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	THOMAS R HICKEY	SHARON STRITE	JTWROS	602 JEFFREY LN	WAYNE PA 19087	5.90%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	47.09%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	JANNEY MONTGOMERY SCOTT LLC	1801 MARKET STREET	PHILADELPHIA PA 19103			14.18%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		9.90%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			5.89%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			5.40%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	35.39%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		30.94%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.65%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		62.62%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	31.20%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	WILLIAM J BALTRUS	ROLLOVER IRA	3023 TAFT RD	NORRISTOWN PA 194034059		6.17%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		31.92%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	18.57%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		11.87%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	22.66%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	J.J.B. HILLIARD, W.L. LYONS, LLC	501 S FOURTH AVE	LOUISVILLE KY 40202			12.30%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.88%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	SHAHROKH ETTEHADIEH	ROLLOVER IRA	1442 D ST NE	WASHINGTON DC 20002		10.33%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.52%

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	54.48%

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		22.38%

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		5.11%

ABERDEEN OPTIMAL ALLOC FD: GROWTH R	WILMINGTON TRUST RISC CUST FBO	WOMENS HEALTH SPECIALIST OF YUMA	PO BOX 52129	PHOENIX AZ 85072		97.66%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			20.19%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		15.95%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	13.92%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.55%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.57%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	MARTIN F RAINE	ROLLOVER IRA	VIALE DELLA PIRAMIDE CESTIA 63 APT 10C	ROME ITALY 00153		5.33%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	31.75%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		16.29%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	50.41%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.06%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH I	P GERALD MALONE	48 BARMOUTH ROAD	LONDON UNITED KINGDOM SW182DP			100.00%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	COUNSEL TRUST DBA MATC FBO	GRIMALDI YEUNG LLP 401 K PROFIT	SHARING PLAN TRUST	1251 WATERFRONT PLACE SUITE 525	PITTSBURGH PA 15222	55.48%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	29.27%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	15.24%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	42.60%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.54%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		7.56%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.94%

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	26.94%

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		20.55%

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.18%

ABERDEEN OPTIMAL ALLOC FD: MODERATE C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	41.57%

ABERDEEN OPTIMAL ALLOC FD: MODERATE C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		17.84%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	66.73%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		24.83%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.11%

ABERDEEN OPTIMAL ALLOC FD: MODERATE R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	62.45%

ABERDEEN OPTIMAL ALLOC FD: MODERATE R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	32.91%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	32.40%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.14%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		7.19%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		5.29%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	59.00%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		13.81%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.16%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.84%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.59%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	94.95%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	100.00%

ABERDEEN SMALL CAP FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	18.15%

ABERDEEN SMALL CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		11.49%

ABERDEEN SMALL CAP FUND CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.68%

ABERDEEN SMALL CAP FUND CLASS A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		8.79%

ABERDEEN SMALL CAP FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.56%

ABERDEEN SMALL CAP FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.44%

ABERDEEN SMALL CAP FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		17.76%

ABERDEEN SMALL CAP FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	16.31%

ABERDEEN SMALL CAP FUND CLASS B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		15.12%

ABERDEEN SMALL CAP FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		12.28%

ABERDEEN SMALL CAP FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	38.22%

ABERDEEN SMALL CAP FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.24%

ABERDEEN SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.20%

ABERDEEN SMALL CAP FUND CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.70%

ABERDEEN SMALL CAP FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	82.44%

ABERDEEN SMALL CAP FUND CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	12.67%

ABERDEEN SMALL CAP FUND INST CLASS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		34.59%

ABERDEEN SMALL CAP FUND INST CLASS	VANGUARD FIDUCIARY TRUST COMPANY	400 DEVON PARK DR	WAYNE PA 190871816			13.03%

ABERDEEN SMALL CAP FUND INST CLASS	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	9.41%

ABERDEEN SMALL CAP FUND INST CLASS	WELLS FARGO BANK N.A.	ATTN: MUTUAL FUNDS GROUP MAIL CODE NC1151	1525 WEST W.T. HARRIS BLVD	CHARLOTTE NC 282621151		8.14%

ABERDEEN SMALL CAP FUND INST CLASS	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.06%

ABERDEEN SMALL CAP FUND INST CLASS	DINGLE CO	PO BOX 75000	DETROIT MI 482753446			5.30%

ABERDEEN SMALL CAP FUND INST SRVC CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	94.09%

ABERDEEN SMALL CAP FUND INST SRVC CL	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.02%

ABERDEEN TAX-FREE INCOME FD CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	5.46%

ABERDEEN TAX-FREE INCOME FD CL B	DOUGLAS J LLEWELLYN	TOD	43 PUTTING GREEN LN	PENFIELD NY 145262548		32.66%

ABERDEEN TAX-FREE INCOME FD CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	30.54%

ABERDEEN TAX-FREE INCOME FD CL B	JUDITH A KOVACS	TOD	115 FELDSPAR DR	SYRACUSE NY 13219		7.56%

ABERDEEN TAX-FREE INCOME FD CL B	JOSEPH H BLASS	315 S HICKORY ST APT #209	MOUNT CARMEL PA 17851			5.53%

ABERDEEN TAX-FREE INCOME FD CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	76.21%

ABERDEEN TAX-FREE INCOME FD CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.56%

ABERDEEN U.S. EQUITY FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		22.09%

ABERDEEN U.S. EQUITY FUND CLASS A	FIIOC	THE WIDEWATERS GROUP INC	100 MAGELLAN WAY KWIC	COVINGTON KY 41018		21.38%

ABERDEEN U.S. EQUITY FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	13.18%

ABERDEEN U.S. EQUITY FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		11.23%

ABERDEEN U.S. EQUITY FUND CLASS A	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		7.37%

ABERDEEN U.S. EQUITY FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	44.07%

ABERDEEN U.S. EQUITY FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.09%

ABERDEEN U.S. EQUITY FUND CLASS B	E*TRADE CLEARING LLC	135 E. 57TH STREET	FRANKLIN D ROOSEVELT NY 10022			9.65%

ABERDEEN U.S. EQUITY FUND CLASS B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.31%

ABERDEEN U.S. EQUITY FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.14%

ABERDEEN U.S. EQUITY FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	63.72%

ABERDEEN U.S. EQUITY FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		11.14%

ABERDEEN U.S. EQUITY FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	98.26%

ABERDEEN U.S. EQUITY FUND INST CLASS	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	35.88%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	32.01%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.59%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	10.85%

ABERDEEN ULTRA-SHORT DUR BOND INST	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		99.99%

FINANCIAL STATEMENTS

KPMG LLP (“KPMG”) is the Funds’ independent registered public accounting firm.  KPMG audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2010, as set forth in the Funds’ annual report to shareholders, including the report of KPMG, are incorporated by reference into this SAI.  No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds’ Annual Report may be obtained upon request and without charge by writing or by calling 866-667-9231.

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, its Investment Adviser and its affiliated Sub-adviser’s (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically,

in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams’ bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Aberdeen Asset Management

Paul Atkinson Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Ralph Bassett Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Douglas Burtnick Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Richard Fonash Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Jason Kotik Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Michael J. Manzo Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Robert Mattson Equity Long-Short Fund Small Cap Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
U.S. Equity Fund	Other Accounts: 5 accounts, $956.6 total assets

Allison Mortensen Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Francis Radano, III Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Christopher Gagnier Core Fixed Income Fund Tax-Free Income Fund	Mutual Funds: 6 accounts, $1,401.9 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Neil Moriarty Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Oliver Boulind Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Stephen R. Cianci Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Timothy Vile Core Fixed Income Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Michael Degernes Tax-Free Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
assets

Edward Grant Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

James Faunce Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

William Hines Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Kam Poon Ultra-Short Duration Bond Fund	Mutual Funds: 8 accounts, $1,712.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Aberdeen Asset Management Investment Services Limited

Devan Kaloo Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:   7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Joanne Irvine Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:   7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:  13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Mark Gordon-James Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:  7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Fiona Manning	Mutual Funds: 7 accounts, $ 888.4 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Emerging Markets Fund Emerging Markets Institutional Fund

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Stephen Docherty Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Bruce Stout Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Andrew McMenigall Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Samantha Fitzpatrick Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Jamie Cumming Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Annette Fraser Global Fixed Income Fund	Mutual Funds: 3 accounts, $573.8 total assets Other Pooled Investment Vehicles: 58

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
accounts, $11,182.2 total assets Other Accounts: 177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Jon Cunliffe Global Fixed Income Fund

Mutual Funds:  3 accounts, $573.8 total assets

Other Pooled Investment Vehicles:  58 accounts, $11,182.2 total assets

Other Accounts:   177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Simon Hancock Global Fixed Income Fund

Mutual Funds:  3 accounts, $573.8 total assets

Other Pooled Investment Vehicles:  58 accounts, $11,182.2 total assets

Other Accounts:   177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Aberdeen Asset Management Asia Limited

Hugh Young China Opportunities Fund Emerging Markets Fund Emerging Markets Institutional Fund Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:  9 accounts, $1,238.6 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Frank Tian China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Flavia Cheong China Opportunities Fund Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   11 accounts, $ 4,292.6 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Chou Chong Asia-Pacific (Ex-Japan) Equity	Mutual Funds: 12 accounts, $4,344.7 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Institutional Fund

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Andrew Gillan Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   12 accounts, $4,344.7 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Christopher Wong Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   12 accounts, $4,344.7 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Nicholas Yeo China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Kathy Xu China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Anthony Michael Asia Bond Institutional Fund	Mutual Funds: 3 accounts, $2,716.2 total assets Other Pooled Investment Vehicles: 28 accounts, $5,030.3 total assets Other Accounts: 88 accounts, $21,462.2 total assets

Scott Bennett	Mutual Funds: 1 account, $2,515.8 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Asia Bond Institutional Fund	Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Kenneth Akintewe Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Adam McCabe Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Yueh Ee-Leen Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

APPENDIX B — DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.             Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.             Nature of and provisions of the obligation.

3.             Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA LIMITED

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as

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recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

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